                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                               WITCO CORPORATION
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 24, 1996

To our Shareholders:

     The Annual Meeting of Shareholders of WITCO CORPORATION, a Delaware corporation (the 'Company'), will be held at Witco Corporation, One American Lane, 3rd Floor, Greenwich, Connecticut, on Wednesday, April 24, 1996, at 2:00 p.m., for the purpose of acting upon the following matters, as well as such other business as may properly come before the Annual Meeting or any adjournment thereof:

          1. To elect three directors with terms expiring in 1999;

          2. To approve the adoption of the Witco Corporation Long Term Incentive Plan (copy attached as Exhibit A);

          3. To approve the amendment of the 1995 Stock Option Plan for Employees of Witco Corporation and its Subsidiaries;

          4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 1996; and

          5. If presented at  the Annual  Meeting, to  consider and  act upon  a
             shareholder   proposal  requesting   diversity  on   the  Board  of
             Directors.

     Only shareholders of record on the books of the Company at the close of business on March 14, 1996 will be entitled to vote at the meeting or any adjournment thereof.

     In order that your shares of stock may be represented at the Annual Meeting, please date and sign the enclosed proxy card and return it promptly in the enclosed envelope. If you attend the Annual Meeting, you may vote in person even though you have previously sent in your proxy card.

     A copy of the Company's Annual Report for the year 1995 is enclosed.

                      By order of the Board of Directors,


                                                           Dustan E. McCoy
                                                           Vice President,
                                                           General Counsel
                                                       and Corporate Secretary


Greenwich, Connecticut
March 25, 1996

                             YOUR VOTE IS IMPORTANT
               PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND
                  PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                                     [LOGO]

                               WITCO CORPORATION
                  ONE AMERICAN LANE, GREENWICH, CT 06831-2559
                            ------------------------
                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 24, 1996
                            ------------------------

     This Proxy Statement is furnished to the shareholders of Witco Corporation (the 'Company') in connection with the solicitation on behalf of the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held on April 24, 1996 and at any adjournment thereof. The Company expects that this Proxy Statement, with the accompanying proxy and the Annual Report for 1995, will be mailed to shareholders on or about March 25, 1996.

     TO ASSURE ADEQUATE REPRESENTATION AT THE ANNUAL MEETING, SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. Only shareholders of record at the close of business on March 14, 1996 will be entitled to vote at the meeting.

     Each share of Common Stock (par value $5 per share) and each share of $2.65 Cumulative Convertible Preferred Stock (par value $1 per share) outstanding at the close of business on March 14, 1996 will be entitled to one vote at the meeting and will vote together as one class for all of the stated purposes of the meeting. As of March 14, 1996, there were outstanding and entitled to vote at the meeting 56,542,808 shares of Common Stock and 6,825 shares of Preferred Stock.

     The Company has been informed by the Trustee under the Witco Corporation Employee Retirement Savings Plan (the 'Savings Plan') that shares of Common Stock held by the trustee under the Savings Plan's Company Stock Fund will be voted by the trustee in accordance with instructions received from the participants, and if no instructions are received, such shares will be voted in the same proportion as shares for which instructions are received from other participants in the plan.

     The proxy will be voted in accordance with the instructions of the person executing the same. In the absence of instructions to the contrary, proxies will be voted FOR the election of the three nominees for director named herein; FOR the approval and adoption of the Witco Corporation Long Term Incentive Plan; FOR the approval of the amendment of the 1995 Stock Option Plan for Employees of Witco Corporation and its Subsidiaries; FOR ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 1996; and AGAINST the shareholder proposal requesting diversity on the Company's Board of Directors.

     The proxy is revocable by a shareholder at any time before the exercise thereof, and the giving of such proxy will not affect the shareholder's right to vote in person if it is later found to be convenient to attend the meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purposes of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions and broker non-votes are not counted as votes for or against a proposal.

     The entire cost of this solicitation will be borne by the Company, including reimbursement of banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses in sending proxy materials to the beneficial owners of stock. Proxies may be solicited personally, by mail, by telephone, by facsimile or by telegraph, by the directors, officers or other employees of the Company, without remuneration other than regular compensation. In addition, the Company has retained Georgeson & Company Inc. to assist in the solicitation of proxies at a fee estimated to be $8,500, excluding out-of-pocket expenses.

     At the date of this Proxy Statement, management does not know of any matter to be brought before the meeting for action other than the matters described in the Notice of Annual Meeting and matters incident thereto. If any other matters should properly come before the meeting, the holders of the proxies will vote and act with respect to such matters in accordance with their best judgment. Discretionary authority to do so is conferred by the enclosed proxy.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of twelve directors, divided into three classes. Each class is elected to serve a three year term, and classes are elected on a staggered basis. Under the Board's current retirement policy, the Board will consist of eleven directors when Mr. Ashe completes his service as a director at the Company's 1996 Annual Meeting. The number of directors to be elected at the 1996 Annual Meeting is fixed at three. The directors who are nominated for election by the shareholders at the 1996 Annual Meeting are Messrs. Hohn, Samuel and Wesson.

     All of the nominees were elected by the shareholders at the 1993 Annual Meeting for a three year term. Messrs. Hohn, Samuel and Wesson will be elected to hold office until the Annual Meeting of Shareholders to be held in 1999, or until their successors are elected and qualify. Under Delaware law, a director elected to fill a vacancy on the Board serves until the next election of the class for which the director shall have been chosen.

     Unless otherwise specified, the proxies received will be voted FOR the election of the listed nominees.

     The nominees for director, their present principal occupation or employment as of March 1, 1996, and other positions held during the past five years are set forth below.

--------------------------------------------------------------------------------

NOMINEES FOR ELECTION AS DIRECTORS SERVING UNTIL THE 1999 ANNUAL MEETING:
--------------------------------------------------------------------------------

[PHOTO]                               Mr. Hohn is Chairman of the Board and Chief Executive Officer of New York
HARRY G. HOHN                         Life Insurance Company, New York, N.Y. Prior to August 1990, he was Vice
Director since 1989                   Chairman of New York Life Insurance Company. He is Chairman of Witco's
                                      Pension Committee and a member of the Organization and Compensation
                                      Committee.
                                      Age 63
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Samuel is a business consultant. Prior to his retirement, Mr. Samuel
DAN J. SAMUEL                         was for many years a senior executive of the Royal Dutch/Shell Group of
Director since 1985                   Companies. He is a director of Measurement Specialties, Inc. Mr. Samuel is a member of Witco's Audit, Executive and Organization and Compensation
                                      Committees.
                                      Age 70
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Wesson is President of Galen Associates, a health care venture firm,
BRUCE F. WESSON                       and a General Partner of Galen Partners L.P. Prior to January 1991, he was
Director since 1980                   Senior Vice President and Managing Director of Smith Barney, Harris Upham &
                                      Co. Incorporated, Investment Bankers, New York, N.Y. (a subsidiary of
                                      Primerica Corporation). He is a Director of Cryolife, Inc. Mr. Wesson is
                                      Chairman of Witco's Finance Committee and a member of the Pension
                                      Committee.
                                      Age 53
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS SERVING UNTIL THE 1997 ANNUAL MEETING:
--------------------------------------------------------------------------------

[PHOTO]                               Mr. Brinberg is Senior Vice President of BRT Realty Trust, Senior Vice
SIMEON BRINBERG                       President of Georgetown Partners, Inc. and Vice President of One Liberty
Director since 1987                   Properties, Inc. Mr. Brinberg is a member of Witco's Audit, Nominating and
                                      Pension Committees.
                                      Age 62
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Grant is Chairman of Galen Associates, a health care venture firm, and
WILLIAM R. GRANT                      a General Partner of Galen Partners L.P. He is a Director of SmithKline
Director since 1970                   Beecham p.l.c., Fluor Corporation, New York Life Insurance Company,
                                      Allergan, Inc. and Seagull Energy Corp. Mr. Grant is Chairman of Witco's
                                      Organization and Compensation Committee and a member of the Executive and
                                      Nominating Committees.
                                      Age 71
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Hayden is a Partner of Goldman, Sachs & Co., Investment Bankers, New
RICHARD M. HAYDEN                     York, N.Y. Mr. Hayden is a member of Witco's Audit, Finance and Nominating
Director since 1992                   Committees.
                                      Age 50
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO]                               Mr. Toller is Chairman of the Board and Chief Executive Officer, Witco. He
WILLIAM R. TOLLER                     was Vice Chairman and Chief Financial Officer from March 1990 through
Director since 1987                   September 1990 when he assumed his current position. Prior to March 1990,
                                      Mr. Toller was Executive Vice President -- Finance and Administration. He
                                      is Chairman of Witco's Nominating Committee and a member of the Executive
                                      Committee.
                                      Age 65
-----------------------------------------------------------------------------------------------------------------

DIRECTORS SERVING UNTIL THE 1998 ANNUAL MEETING:
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Burns was Chief Executive Officer of Galen Associates and a General
WILLIAM G. BURNS                      Partner of Galen Partners L.P. from March 1990 to December 1990. Prior to
Director since 1986                   his retirement in May 1989, he was Vice Chairman of NYNEX Corporation. He
                                      is a Director of New York Life Insurance Company and Pierpont Funds. He is
                                      Chairman of Witco's Audit Committee and a member of the Organization and
                                      Compensation Committee.
                                      Age 63
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Mahoney is Vice Chairman and Chief Operating Officer, Witco. He was
WILLIAM E. MAHONEY                    Vice Chairman and Chief Operating Officer -- Chemicals from September 1992
Director since 1989                   to August 1994. Prior to September 1992, Mr. Mahoney was Executive Vice
                                      President -- Chemical Group. He is Chairman of Witco's Executive Committee
                                      and a member of the Pension Committee.
                                      Age 64
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO]                               Mr. Polite is Chairman and Director of Rotonics Manufacturing, Inc.
L. JOHN POLITE, JR.                   (formerly Koala Technologies, Inc.) in Gardena, CA. Prior to his retirement
Director since 1989                   in December 1992, he was Chairman of Peridot Chemicals (New Jersey), Inc.
                                      in Clifton, N.J. He is a Director of Peridot Chemicals (New Jersey), Inc.
                                      and Jones Medical Industries, Inc. Mr. Polite is a member of Witco's
                                      Finance and Pension Committees.
                                      Age 74
-----------------------------------------------------------------------------------------------------------------

[PHOTO]                               Mr. Wishnick is a business consultant. He was elected Chairman of the Board
WILLIAM WISHNICK                      of Witco in 1964 and assumed the additional responsibility of Chief
Director since 1949                   Executive Officer in 1971. He held these positions until October 1990. Mr.
                                      Wishnick is a member of Witco's Executive, Finance and Pension Committees.
                                      Age 71
-----------------------------------------------------------------------------------------------------------------

OWNERSHIP OF SECURITIES BY DIRECTORS AND OFFICERS

     As of March 1, 1996, the directors of the Company and each executive officer named in the Summary Compensation Table, individually, and all directors and executive officers of the Company as a group beneficially owned shares of Common Stock of the Company as follows:

                                                                           AMOUNT OF BENEFICIAL OWNERSHIP
                                                                     -------------------------------------------
                                                                       DIRECT &
                                                                       INDIRECT      EXERCISABLE     PERCENT OF
                     NAME OF BENEFICIAL OWNER                        OWNERSHIP(A)    OPTIONS(B)       CLASS(C)
------------------------------------------------------------------   ------------    -----------    ------------
William J. Ashe...................................................       62,973                     less than 1%
Simeon Brinberg...................................................        2,201                     less than 1%
William G. Burns..................................................        2,001                     less than 1%
Michael D. Fullwood...............................................       10,238         57,980      less than 1%
William R. Grant..................................................        3,375                     less than 1%
Richard M. Hayden.................................................        2,001                     less than 1%
Harry G. Hohn.....................................................          201                     less than 1%
Gerald Katz.......................................................       28,959         42,080      less than 1%
William E. Mahoney................................................       26,706        109,460      less than 1%
L. John Polite, Jr. ..............................................        9,001                     less than 1%
Dan J. Samuel.....................................................        2,201                     less than 1%
Nirmal S. Jain....................................................       44,040         30,660      less than 1%
William R. Toller.................................................       65,128        172,740      less than 1%
Bruce Wesson......................................................        1,501                     less than 1%
William Wishnick..................................................      297,491                     less than 1%
All directors and executive officers as a group
  (a total of 30 individuals including those named above).........      675,259        571,880             2.21%

------------

     The information provided in the above chart as to each director and named executive officer, individually, and all directors and executive officers as a group is based on information received from such individuals. However, the listing of such shares is not necessarily an admission of beneficial ownership by the person. Unless otherwise indicated in the footnotes below, such individuals held, together with certain members of their family, sole voting and investment power over the shares.

 (a) In addition to these beneficial ownership amounts, the directors listed below follow the common stock valuation method for valuing their deferred directors compensation (see 'Compensation of Directors' at page 10) and, as of December 31, 1995, such amounts constitute the economic equivalent of the following numbers of shares of the Company's Common Stock:

                                                      ECONOMIC EQUIVALENT
                                                       NUMBER OF SHARES
                                                      -------------------
   Simeon Brinberg                                           1,600
   William R. Grant                                          4,181
   Richard M. Hayden                                         3,994
   Harry G. Hohn                                             3,715
   Bruce Wesson                                              2,999

(b) Represents options exercisable within 60 days granted under the 1989, 1992 and 1995 Stock Option Plans to such persons. The options are exercisable at prices ranging from $21.375 to $31.75. The closing price for Witco Common Stock on the New York Stock Exchange on March 1, 1996 was $32.25 per share.

 (c) The number of shares of Common Stock outstanding on March 1, 1996 was 56,489,369.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of any class of the Company's registered equity securities with the Securities and Exchange Commission and the New York Stock Exchange. The Company believes that during 1995 all Section 16(a) filing requirements applicable to its directors and officers were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth below is a table indicating those persons whom the management of the Company believes to be beneficial owners of more than 5% of any class of the Company's securities as of February 29, 1996. The following information is based on reports filed with the Company and the Securities and Exchange Commission as of December 31, 1995 in accordance with Section 13(g) of the Securities Exchange Act of 1934.

                       NAME AND ADDRESS                                SHARES          PERCENT
                     OF BENEFICIAL OWNER                         BENEFICIALLY OWNED    OF CLASS
--------------------------------------------------------------   ------------------    --------
Delaware Management Holdings, Inc. ...........................        5,808,285(1)       10.26%
  2005 Market Street
  Philadelphia, Pennsylvania 19103
Putnam Investments, Inc. .....................................        5,255,440(2)         9.3%
  One Post Office Square
  Boston, Massachusetts 02109
Wellington Management Company ................................        4,205,580(3)        7.45%
  75 State Street
  Boston, Massachusetts 02109
Scudder, Stevens & Clark, Inc.  ..............................        3,920,900(4)           7%
  345 Park Avenue
  New York, New York 10154

------------

(1) Delaware Management Holdings, Inc. has advised that with respect to such shares they have (i) sole voting power for 4,053,014 shares and shared voting power for 52,100 shares and (ii) sole dispositive power for 5,788,685 shares and shared dispositive power for 190,600 shares.

(2) Putnam Investments, Inc. has advised that with respect to such shares they have (i) shared voting power for 57,550 shares and (ii) shared dispositive power for 5,255,440 shares.

(3) Wellington Management Company has advised that with respect to such shares they have (i) shared voting power for 707,420 shares and (ii) shared dispositive power for 4,205,580 shares.

(4) Scudder, Stevens & Clark, Inc. has advised that with respect to such shares they have (i) sole voting power for 994,000 shares and shared voting power for 2,557,400 shares and (ii) sole dispositive power for 3,920,900 shares.

   To the best of the Company's knowledge, as of February 29, 1996, no other person owned more than 5% of the outstanding voting securities of the Company.

OTHER TRANSACTIONS

     Mr. Hohn is Chairman of the Board and Chief Executive Officer and Messrs. Burns and Grant are Directors of New York Life Insurance Company. This firm has issued guaranteed investment contracts for Witco's Employee Retirement Savings Plan in the past and may provide similar services during 1996.

     Mr. Hayden is a Partner of Goldman, Sachs & Co., Investment Bankers. This firm has provided investment banking services to the Company for many years and is expected to continue to provide such services during 1996.

BOARD OF DIRECTORS -- MEETINGS HELD AND COMMITTEES

     The Board of Directors held seven meetings during 1995. Each director attended 75% or more of the meetings of the Board of Directors and Committees of which he was a member.

     The Board of Directors has the following standing committees:

     Executive Committee. The Executive Committee has been, and from time to time is, delegated authority by the Board to exercise the powers of the Board in matters pertaining to the management of the business (seven meetings during 1995).

     Audit Committee. The functions of the Audit Committee include (a) making recommendations to the full Board as to engagement of the Company's independent auditors, (b) reviewing with the independent auditors the plan and results of the audit engagement, (c) reviewing the scope and results of the Company's internal audit procedures, (d) reviewing the independence of the independent auditors, (e) reviewing the adequacy of the Company's system of internal accounting controls, (f) reviewing or participating in reviews of matters relating to audit, accounting and financial statements, (g) reviewing proposed audit fees and other fees of the independent auditors, and (h) reviewing non-audit services performed by the independent auditors (four meetings during 1995).

     Finance Committee. The functions of the Finance Committee include (a) reviewing and evaluating financing strategies proposed by management, (b) reviewing proposed corporate forecasts and financial needs, (c) reviewing and evaluating investment policies for corporate funds and (d) such other matters affecting the financial well-being of the Company as the Committee may determine to be appropriate (five meetings during 1995).

     Nominating Committee. The Nominating Committee is responsible for (a) reviewing qualifications and recommendations for replacement and/or additional nominees to the Board of Directors, (b) reviewing and recommending the amount of compensation to be paid to non-employee members of the Board, including compensation for committee memberships, meeting fees or such other compensation as may be deemed appropriate, (c) recommending policies regarding directors to the Board, and (d) such other duties and responsibilities as may be delegated to the Nominating Committee by the Board of Directors (no meetings during 1995).

     Organization and Compensation Committee. The functions of the Organization and Compensation Committee include (a) recommending approval to the full Board of the remuneration arrangements for officers, (b) recommending the adoption of compensation and benefit plans applicable to employee directors and officers,
(c) exercising plenary authority in its discretion to determine the purchase price of the Common Stock issuable upon the exercise of each option, to determine the employees to whom, and the time or times at which options shall be granted and the number of shares to be issuable upon the exercise of each option, to interpret the option plans, to prescribe, amend and rescind rules and provisions relating to option plans, to determine the terms and provisions of the respective option agreements and to make all other determinations deemed necessary or advisable for the administration of the option plans, (d) reviewing the performance of the Chief Executive Officer and approving his overall compensation, (e) reviewing with the Chief Executive Officer the management and corporate organization structures, management organization succession plans, performance of officers and overall compensation policy of the Corporation, (f) reviewing and approving for submission to the Board of Directors election of officers and (g) jointly reviewing with Nominating Committee recommendations for employee members of the Board of Directors prior to submission to the Board (six meetings during 1995).

     Pension Committee. The Pension Committee is responsible for (a) reviewing the pension actuarial reports, (b) reviewing pension fund performance and (c) establishing fund investment policies. In addition, it recommends to the Executive Committee or the full Board changes in plan benefits, trustees or fund managers and recommends annual fund contributions to the plans (six meetings during 1995).

COMPENSATION OF DIRECTORS

     Non-employee directors are paid an annual retainer of $25,000, an attendance fee of $1,000 per Board meeting, and reimbursement of travel expenses. Non-employee members of the Board who are chairpersons of a committee receive an attendance fee of $1,000 per meeting of the committee, and other members of committees receive $750 per meeting of the committee. Non-employee members of committees also receive an annual retainer of $2,500 for each committee on which they serve. Any director entitled to receive annual retainers and attendance fees may elect to defer payment of all or any part of such compensation pursuant to the Company's Deferred Directors' Fees Plan until, generally, after the termination of the directors' relationship with the Company or in the event of death, in which case such deferred compensation will be paid to a beneficiary as designated. The Company provides non-employee directors with coverage under the Company's basic life and accidental death and dismemberment policy with a death benefit of $50,000.

     The Company retained Mr. Wishnick, upon his retirement as Chairman of the Board and Chief Executive Officer, as an independent consultant for the period February 1, 1991 through January 31, 1993 at an annual retainer of $100,000. On October 22, 1992, the Company extended the consultancy agreement with Mr. Wishnick for the period February 1, 1993 through January 31, 1995 at an annual retainer of $110,000. Thereafter, the agreement is automatically extended for additional terms of one (1) year each unless either party gives ninety (90) days written notice of its intention not to continue such agreement. In addition, the Company makes office space and a part-time secretary available for use by Mr. Wishnick.

EXECUTIVE COMPENSATION

Cash Compensation

     The following table shows cash compensation paid, and certain other compensation paid or accrued, by the Company during the years ended December 31, 1995, 1994 and 1993, to each of the Company's five most highly compensated executive officers, including the Chief Executive Officer, in all capacities in which they served. All individuals included in the table were executive officers of the Company as of December 31, 1995 and at all times during the periods shown.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                                      ------------
                                                               ANNUAL COMPENSATION     SECURITIES
                                                              ---------------------    UNDERLYING
                     NAME AND                                  SALARY                   OPTIONS/           ALL OTHER
                PRINCIPAL POSITION                    YEAR       ($)      BONUS ($)   SAR'S (#)(1)    COMPENSATION ($)(2)
---------------------------------------------------   ----    ---------   ---------   ------------    -------------------

William R. Toller                                     1995    $ 650,000   $  --          154,000           $  25,465
  Chairman and Chief                                  1994      590,000    430,100       125,000             166,945
  Executive Officer                                   1993      545,000    364,100        97,600              14,643

William E. Mahoney                                    1995    $ 475,000   $  --           95,000           $  12,770
  Vice Chairman and Chief                             1994      437,500    252,300        69,100               6,984
  Operating Officer                                   1993      400,000    204,200        62,500              12,897

Michael D. Fullwood                                   1995    $ 315,000   $  --           48,500           $ 322,999
  Executive Vice President and                        1994      295,000    151,400        38,500               4,500
  Chief Financial Officer                             1993      275,000    137,800        32,200               7,075

Gerald Katz                                           1995    $ 252,000   $  --           32,000           $  15,978
  Senior Vice President                               1994      240,000    70,700         25,600             150,942
                                                      1993      225,000    103,700        21,600              62,215

Nirmal S. Jain                                        1995    $ 214,500   $  45,400       23,500           $   6,204
  Group Vice President                                1994      207,000      77,900       19,000               6,668
  Polymer Additives                                   1993      195,000      95,200        8,100               8,250

------------

(1) The stock options granted during 1995, 1994 and 1993 were granted pursuant to the 1992 Stock Option Plan and the 1995 Stock Option Plan which do not provide for tandem or stand alone stock appreciation rights (SAR's).

(2) All Other Compensation includes: (i) the Company's contribution on behalf of the respective executive officer pursuant to the terms of the Company's Employee Retirement Savings Plan ('Savings Plan'); (ii) amounts for financial planning services ('FPS'); (iii) amounts for auto allowances ('AA'); and (iv) Mortgage Interest Differential ('MID') for employees that have relocated at the Company's request. Such employees are compensated for the difference in mortgage interest between the old and new mortgage during the first five years after relocation starting at 100% in the first year and decreasing by 20% in each of the succeeding years. The table below sets forth the components of All Other Compensation described in (i) through (iv) above, for the year ended December 31, 1995, for the above named executive officers:

                                                                  SAVINGS     FPS        AA        MID
                                                                  -------    ------    ------    -------
   William R. Toller...........................................   $4,500     $7,000    $2,520    $11,445
   William E. Mahoney..........................................    4,500      5,750     2,520      --
   Michael D. Fullwood.........................................    4,500      7,000     2,520     28,020
   Gerald Katz.................................................    4,500       --       1,420      --
   Nirmal S. Jain..............................................    4,500       --       1,704      --

    The 1995 amounts shown above in the All Other Compensation column also include $280,959 and $10,058 for relocation expenses paid or reimbursed by the Company on behalf of Messrs. Fullwood and Katz, respectively.

1994 Deferred Compensation Plan

     The Board of Directors adopted the 1994 Deferred Compensation Plan (the 'Deferred Plan') to provide certain employees with the opportunity to defer some or all of the base salary and/or bonus otherwise payable to them by the Company. An employee who is a participant in either the Officers' Annual Incentive Plan or the Management Incentive Plan is eligible to participate in the Deferred Plan. Amounts deferred for 1996 can either earn interest at an annual rate equal to the yield quotation as of the end of the calendar quarter for the U.S. Treasury 10-year note or be converted into phantom shares of the Company's Common Stock which will earn additional phantom shares on each day the Company pays a dividend. Deferred account balances are payable in cash and are distributed at the election of the participant in a lump sum or installments at the time specified by the participant or at retirement or termination. In the event of a change in control, as defined in the Deferred Plan, deferred account balances are paid in cash and are distributed not later than 15 days after the date of the change in control.

Stock Option Grants

     The following table provides certain information concerning the grant of options during the year ended December 31, 1995 to the executive officers named in the Summary Compensation Table. In addition, hypothetical gains or spreads, calculated based on assumed rates of annually compounded stock price appreciation of 5% and 10% over the term of the option, have been included in the table.

            OPTIONS GRANTED DURING THE YEAR ENDED DECEMBER 31, 1995

                                     INDIVIDUAL GRANTS (1)(2)
                        ---------------------------------------------------     POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF    % OF TOTAL                                     ASSUMED ANNUAL RATES
                        SECURITIES     OPTIONS                                 OF STOCK PRICE APPRECIATION FOR
                        UNDERLYING    GRANTED TO    EXERCISE OR                          OPTION TERM
                          OPTIONS     EMPLOYEES     BASE PRICE   EXPIRATION   ----------------------------------
         NAME           GRANTED (#) IN FISCAL YEAR ($/SHARE) (3)    DATE            5%                 10%
----------------------- ----------- -------------- ------------- ----------   --------------      --------------

William R. Toller......    154,000         17.52%  $      28.00     6/1/05    $  2,711,794        $  6,872,217
William E. Mahoney.....     95,000         10.81%  $      28.00     6/1/05    $  1,672,860        $  4,239,355
Michael D. Fullwood....     48,500          5.52%  $      28.00     6/1/05    $    854,039        $  2,164,302
Gerald Katz............     32,000          3.64%  $      28.00     6/1/05    $    563,490        $  1,427,993
Nirmal S. Jain.........     23,500          2.67%  $      28.00     6/1/05    $    413,813        $  1,048,683

------------

(1) Each option was granted on June 1, 1995 to purchase shares of the Company's $5.00 par value Common Stock. Twenty percent of the shares subject to the options become exercisable one year from the date of grant and 20% become exercisable on each of the four succeeding anniversaries, provided the optionee continues to be employed by the Company or any of its subsidiaries. Only those options exercisable as of the date of the optionee's termination may be exercised during the 90 day period following such termination date; however, upon termination by (i) early or normal retirement, (ii) death or
    (iii) disability any option not then exercisable shall become immediately exercisable and shall be exercisable during the three year period following such termination; provided that in no event shall options be exercisable after the expiration of 10 years from the date of grant. The actual value an optionee receives is dependent on future stock market conditions and there can be no assurance that the amounts reflected in the right hand columns of the table will actually be realized. No gain to the optionee is possible without an appreciation in stock value which will benefit all shareholders commensurately.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(2) The options were granted pursuant to the 1992 Stock Option Plan and the 1995 Stock Option Plan which do not provide for tandem or stand alone stock appreciation rights.

(3) Payment for shares of Common Stock of the Company upon exercise of a stock option may be made in cash, or in such other form of consideration, as deemed appropriate by the Committee (including cashless exercise procedures), or shares of Common Stock, or a combination of cash and shares of Common Stock.

Stock Option Exercises

     The following table provides information regarding stock option exercises by the named executive officers during the year ended December 31, 1995, including the aggregate value realized on the date of exercise. In addition, unexercised stock options (both exercisable and unexercisable) as of December 31, 1995, as well as the value of in-the-money unexercised options (i.e. options which had a positive spread between the exercise price and the fair market value of the Company's Common Stock as of December 31, 1995) have been included in the table. The closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 1995 was $29.25.

        AGGREGATED OPTION EXERCISES IN THE YEAR ENDED DECEMBER 31, 1995
                           AND YEAR-END OPTION VALUES
                            YEAR-END VALUE -- $29.25

                                                                         NUMBER OF SECURITIES
                                           SHARES                   UNDERLYING UNEXERCISED OPTIONS     VALUE OF UNEXERCISED IN-THE-
                                         ACQUIRED ON                       AT YEAR-END (#)              MONEY OPTIONS AT YEAR-END
                                          EXERCISE        VALUE     ------------------------------    ------------------------------
                 NAME                        (#)        REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
--------------------------------------   -----------    ---------   -------------    -------------    -------------    -------------
William R. Toller.....................      16,902      $ 187,540      102,098          351,520         $   404,627      $   656,690
William E. Mahoney....................      18,224      $ 206,881       64,140          204,660         $   266,583      $   352,461
Michael D. Fullwood...................      12,800      $ 138,425       34,140          107,660         $   141,400      $   183,738
Gerald Katz...........................      --             --           26,240           73,760         $   121,500      $   140,350
Nirmal S. Jain........................       1,248      $  13,962       18,920           54,180         $    85,455      $   100,858

                             Certain Benefit Plans

Defined Benefit Pension Plan

     The Company currently has a qualified, non-contributory defined benefit plan, the Witco Corporation Retirement Plan, which covers executive officers and non-bargaining employees. Because the pension plan was sufficiently funded, no contributions were made thereto in 1995. The remuneration covered by the plan represents the base salary plus commissions.

     Under the pension plan, a normal retirement benefit is based on (a) 1.5% of the individual's final average earnings (average base salary for the 60 months preceding retirement using 1992 base salary for years prior to 1992) multiplied by years of credited service, reduced by (b) 1.5% of the individual's Social Security benefit at retirement multiplied by years of credited service (to a maximum of 50% of the Social Security benefit). Pension benefits will not be less than the amount accrued as of December 31, 1993 under the pre-amended plan.

     To the extent that benefits under the qualified plan exceed limits established by the Internal Revenue Code of 1986, as amended (the 'Code'), they are payable under the Excess Benefit and Compensation Cap Plan of Witco Corporation (the 'Excess Plan') which provides for the payment of benefits in excess of certain limitations imposed by the provisions of the Employee Retirement Income Security Act of 1974, as amended ('ERISA'), or limitations on compensation or benefits that may be imposed by the Code.

     The following table illustrates the estimated annual benefits payable to an employee, including those named in the Summary Compensation Table on page 11, under the qualified and excess plans. These estimates assume continued employment until the normal date of retirement at age 65, and are based on a straight-life annuity form of retirement income. Amounts shown in the table will be reduced by the Social Security offset.

                                                  YEARS OF SERVICE
   FINAL        -------------------------------------------------------------------------------------
AVERAGE PAY       10           15           20           25           30           35           40
-----------     -------     --------     --------     --------     --------     --------     --------
 $ 100,000      $15,000     $ 22,500     $ 30,000     $ 37,500     $ 45,000     $ 52,500     $ 60,000
   150,000       22,500       33,750       45,000       56,250       67,500       78,750       90,000
   200,000       30,000       45,000       60,000       75,000       90,000      105,000      120,000
   250,000       37,500       56,250       75,000       93,750      112,500      131,250      150,000
   300,000       45,000       67,500       90,000      112,500      135,000      157,500      180,000
   350,000       52,500       78,750      105,000      131,250      157,500      183,750      210,000
   400,000       60,000       90,000      120,000      150,000      180,000      210,000      240,000
   450,000       67,500      101,250      135,000      168,750      202,500      236,250      270,000
   500,000       75,000      112,500      150,000      187,500      225,000      262,500      300,000
   550,000       82,500      123,750      165,000      206,250      247,500      288,750      330,000
   600,000       90,000      135,000      180,000      225,000      270,000      315,000      360,000
   650,000       97,500      146,250      195,000      243,750      292,500      341,250      390,000
   700,000      105,000      157,500      210,000      262,500      315,000      367,500      420,000
   750,000      112,500      168,750      225,000      281,250      337,500      393,750      450,000
   800,000      120,000      180,000      240,000      300,000      360,000      420,000      480,000

     As of December 31, 1995, Messrs. Toller, Mahoney, Fullwood, Katz and Jain had completed 10, 15, 8, 30 and 32 years of credited service, respectively.

Supplemental Executive Retirement Plan

     The Company has a Supplemental Executive Retirement Plan (the 'SERP') and participants in the plan are or have been corporate officers selected by the Board of Directors. The SERP supplements coverage under the Company's pension plan and provides a participant, who retires at or after age 65, with 50% of his average base salary plus average bonus (base salary is averaged over three years preceding retirement, and bonus is the average of the three highest bonuses awarded in the 60 months preceding retirement) less amounts paid under the pension plan, the Excess Plan and 50% of Social Security benefit.

     Estimated annual target retirement benefits under all Retirement Plans including the Supplemental Executive Retirement Plan, payable as a 50% Joint and Survivor annuity or 15 year certain annuity (if unmarried) at age 65 are as follows, assuming future base salary and bonus remain at current levels: Mr.

Toller $477,800, Mr. Mahoney $340,200, Mr. Fullwood $220,300, Mr. Katz $168,500,
and Mr. Jain $142,200.

     In the event of death, the Company will pay a benefit to the executive's beneficiary.

     In the event of the actual or constructive termination of employment of a participant within three years after a change in control, as defined in the SERP, he will be entitled to a lump-sum payable in cash equal to three times his average total pay (averaged over five years) less $1.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1995, the Organization and Compensation Committee (the 'Committee') was composed of Messrs. Ashe, Burns, Grant, Hohn and Samuel. All members of the Committee participated in decisions related to compensation of the Company's executive officers.

     Prior to his retirement in May 1986, Mr. Ashe was President and Chief Operating Officer of the Company.

     Mr. Hohn is Chairman of the Board and Chief Executive Officer of New York Life Insurance Company. This firm has issued guaranteed investment contracts for Witco's Employee Retirement Savings Plan in the past and may provide services during 1996.

     No executive officer of the Company served as a director or member of a compensation committee of another entity, one of whose executive officers served as a director or on the Committee of the Company.

             REPORT OF THE ORGANIZATION AND COMPENSATION COMMITTEE

     This report describes the role of the Organization and Compensation Committee and provides an overview of the Company's executive compensation philosophy. The report also describes how the executive compensation program was administered in 1995 with specific emphasis on the Committee's decisions affecting the compensation of the Chief Executive Officer.

THE COMMITTEE'S ROLE

     The Committee reviews and approves each element of the Company's executive compensation program and periodically assesses the effectiveness of the program as a whole. This program covers the chief executive officer, the four other named executive officers, and all other executive officers of the Company. Specifically, the Committee approves the salaries of all executive officers, cash awards under the Company's Officers' Annual Incentive Program, the grant of stock options under the Stock Option Plans, and the provision of any special benefits or perquisites to executive officers. In addition to approving salaries and grants for individual executive officers, the Committee also reviews the aggregate expenditure of funds for cash incentives, the aggregate allocation of shares for proposed stock option and long term incentive plans, and the ongoing operation of the executive compensation program described above. In addition, the Committee periodically reviews the design of each component of the executive compensation program and considers alternatives which may better meet the Company's objectives.

     To carry out its responsibilities, the Committee's five non-employee directors met six times during 1995.

OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM

     The two principal objectives of the Company's executive compensation program are to:

           -- Provide competitive total compensation opportunities that will serve to attract and retain highly qualified executives who can achieve the long-term financial and strategic goals of the Company and produce increased value for shareholders.

           -- Provide a comprehensive compensation program which emphasizes the pay-for-performance philosophy of the Company by integrating executive compensation with short and long-term performance goals of the Company and its key business units and rewarding each executive's individual initiative and achievements.

     With respect to the first objective, it is the Committee's intention to set total compensation opportunity levels which are competitive with a comparison group of chemical and petroleum product companies and other major publicly-traded companies of similar size and complexity (the 'Comparison Group') because the Committee believes that the relevant market for executive talent is broader than those companies against which it directly competes. The Committee regularly reviews information derived from various sources, including proxy statements, industry surveys, and external compensation consultants. Thus, the companies included in the Comparison Group are not the same as the companies represented in the published industry indexes in the Comparison of Five-Year Cumulative Total Return graph included in this Proxy Statement.

     The Committee examines specific salary and incentive target recommendations for each executive officer based on the requirements, responsibilities, and specific goals for each position. In general, it is the Committee's intention to target base salary, incentive compensation, and stock option grants to the median compensation levels of the Comparison Group when the Company is operating at fully acceptable levels of performance.

     With respect to the second objective, the Company's executive compensation programs are designed to place a significant portion of the total compensation opportunity at risk. The three principal incentive programs of the Company for 1995, the existing Officers' Annual Incentive Program ('OAIP') and the 1995 and 1992 Stock Option Plans ('SOPs'), use different performance measures and periods to create a significant variable opportunity linking total compensation to a broad range of performance parameters.

     It is the general intention of the Committee to attempt to assure that executive compensation will meet the requirements for deductibility under
Section 162(m) of the Code. That provision establishes a limit on the deductibility of annual compensation for certain executive officers which exceeds $1,000,000. The Committee has directed the Company's management to review executive compensation arrangements and employee benefit plans with a view to determining the procedures and changes necessary to comply with this provision of the Code. The Long Term Incentive Plan that the stockholders are being asked to approve at the Annual Shareholders Meeting has been structured to comply with such provisions of the Code. However, the Committee reserves the right, under appropriate circumstances and where merited by individual performance, to nevertheless authorize compensation payments which may not, in a specific case, be fully deductible by the Company.

OVERVIEW OF EXECUTIVE COMPENSATION AND 1995 COMMITTEE ACTIONS

     As indicated above, the Company's existing executive compensation program has three principal components: base salary, annual cash incentives under the OAIP, and stock options under the SOPs.

The Committee's decisions and actions during 1995 with respect to each of these components are discussed below.

THE BASE SALARY PROGRAM

     The base salary program is intended to provide base salary levels that are externally competitive and internally equitable, and to reflect each individual's sustained performance and cumulative contribution to the Company. The current salary of each executive officer is compared to salary surveys and proxy statement data for similar positions having approximately the same scope of responsibility. Each executive officer's individual performance is then reviewed to arrive at merit increase determinations. These merit increases are then reviewed within the context of the total merit increase budget to determine reasonableness. In 1995, merit increases for individual executive officers of the Company ranged from 2.74% to 10.17% of base salary producing an average merit increase of 5.35% for all executive officers of the Company. This analysis is necessarily a subjective process which utilizes no specific weighting or formula with respect to the described factors in determining the base salaries of executive officers.

THE OFFICERS' ANNUAL INCENTIVE PROGRAM

     The OAIP provides for annual cash incentive compensation based on various performance measures for executive officer positions. Bonus awards are paid under the OAIP only if performance exceeds a predetermined performance target reflecting minimally acceptable performance. The minimum or threshold level of performance, which provides a basic award of 50% of the target payout, is set at 80% of the performance target. If actual results fall short of this threshold no incentive compensation is paid to executive officers. Target payouts under the plan are made if fully acceptable performance is achieved. Maximum payouts can exceed target payouts by 50% or more if outstanding levels of performance are achieved.

     For Management Committee members (which include four of the five named executive officers, one of whom is the chief executive officer), the most important performance criterion is the achievement of an earnings per share ('EPS') target. An annual EPS target is recommended by the Committee and approved annually by the entire Board for strategic and financial planning purposes. By setting EPS targets at levels which will be difficult to reach, the Committee assures that executive pay is truly at risk and that compensation will bear a strong relationship to corporate performance. Primary EPS (the primary performance measure for OAIP awards for Management Committee members) is adjusted by a 'supplementary performance multiplier' determined by the Committee. In most years, the multiplier is intended to reflect the Committee's subjective assessment of the Management Committee's performance as a team in areas that may not be fully reflected in current EPS results. These areas include the strategic positioning of the Company, the quality of the Company's products, social and environmental responsibility initiatives, and the efficient use of capital. Usually the multiplier can increase or decrease the basic award by up to 20%. The Committee may, in special circumstances, recognize an exceptional individual contribution. All of the named executive officers were Management Committee members during 1995 except for Mr. Jain, who is included in the group discussed immediately below.

     For Mr. Jain and other executive officers having direct responsibility for the profitability of a business unit, the primary performance measure is the operating income for their assigned business units. Operating income targets for each business unit are consistent with and contribute to the Company's overall EPS target. Awards for this group are adjusted by two multipliers, each of which can increase or decrease the basic award by 20%. One is based on the Company's overall EPS performance and the other is based on personal performance factors which may not be reflected in financial results. For executive officers having staff responsibilities, the basic performance measure is EPS. Basic awards can be increased or decreased up to 30% to reflect personal performance factors and contributions.

     For 1995 OAIP bonus awards, the EPS target was adjusted by the Committee to reflect the fact that certain items did not pertain to the operating performance of the Company in that year. On this basis, EPS performance fell below the target level of performance (which would generate target basic awards). In addition, while operating income for certain of the business units of the Company exceeded operating income targets, other business units' operating income was insufficient to trigger payment of any OAIP awards. As a result, only three officers of the Company received awards under the OAIP for 1995.

STOCK OPTION PLANS

     The SOPs are designed to reward executive officers and other key employees directly for appreciation in the long-term price of the Company's stock. The plan directly links the compensation of executive officers to gains by the shareholders and encourages executive officers to adopt a strong ownership orientation in their work. The SOP also places what can be a significant element of compensation at risk because the options have no value unless there is appreciation over time in the value of Company stock.

     In 1992 and 1995, respectively, shareholders approved the 1992 Stock Option Plan for Employees of Witco Corporation and its Subsidiaries and the 1995 Stock Option Plan for Employees of Witco Corporation and its Subsidiaries (collectively, the 'SOPs'). The 1992 Plan replaced all earlier stock option plans in effect and the 1995 Plan supplemented the number of shares available for issuance under the 1992 Plan. The SOPs enable the Committee to grant both incentive stock options (as defined under Section 422 of the Code) and non-qualified stock options. Other than the proposed Long Term Incentive Plan, which shareholders are being asked to approve at the 1996 Annual Shareholders Meeting, stock options are the only form of long-term incentive compensation currently used by the Company. However, the Committee periodically assesses the relative merits of alternative approaches to long-term incentives and may at some future time introduce other long-term incentives to either supplement or replace stock options.

     With the understanding that the value (if any) of stock options is based on future performance, the Committee bases annual stock option grants on median levels of expected value for long-term incentive grants among Comparison Group companies and other comparable corporate employers. The Committee periodically reviews the practices, grant levels, and grant values of the Comparison Group to ensure the plan continues to meet the Company's objectives. Although options are intended to reward future performance more than past or current performance, the Committee reserves the right to adjust annual grants in light of unusually poor or exceptional corporate or individual performance.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     In determining the appropriate level of total compensation for Mr. Toller, the Company's Chief Executive Officer, the Committee reviewed the internal compensation levels of the Company, total compensation packages provided to other chief executive officers in the Comparison Group and the Company's short and long-term financial and strategic performance.

     In determining Mr. Toller's 1995 base salary and merit increase, the Committee took into account the Company's continued expansion of its global manufacturing and marketing presence, and increases in the Company's total level of sales and return on equity. In addition, the Committee considered Mr. Toller's outstanding individual performance, including his contributions to the continuing success and increased value of the Company and his leadership. Based on its consideration of all of these factors, the Committee awarded Mr. Toller a base salary of $650,000, reflecting a merit increase of 10.17%.

     The Committee did not approve any OAIP award to Mr. Toller for performance in 1995 as the Company's EPS performance fell below the threshold level of performance under the terms of the plan.

     In addition, on June 1, 1995 the Committee approved a stock option grant of 154,000 shares to Mr. Toller pursuant to the provisions of the Stock Option Plans. In determining the total amount of options to be granted to Mr. Toller, the Committee assessed grant values provided to other chief executive officers in the Comparison Group, the success of the Company in achieving its financial and strategic performance goals and the individual performance of Mr. Toller. The Committee believes that this award will further serve to place Mr. Toller's compensation at risk while providing the potential for significant gain only if the Company's shareholders also participate in an appreciation in their investment.

SUMMARY

     The Committee believes that the executive compensation program continues to attract and retain the executive resources needed to maximize shareholder returns. The emphasis on compensation incentives, which address both long-term and annual performance as well as both financial and stock performance, ensures that the program functions in the best interests of the Company's shareholders.

     SUBMITTED BY THE ORGANIZATION  AND COMPENSATION COMMITTEE  OF THE BOARD  OF
DIRECTORS:

William R. Grant, Chairman           Harry G. Hohn
William J. Ashe                      Dan J. Samuel
William G. Burns

PERFORMANCE GRAPH

     The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the five fiscal years ended December 31, 1995 with the cumulative total return on the S&P 500 Stock Index and the S&P Chemicals and Specialty Chemicals Indices. The year-end investment values are shown beneath the graph.

                               WITCO CORPORATION
                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN:
                S&P 500, S&P CHEMICALS, S&P SPECIALTY CHEMICALS
                  VALUE OF $100 INVESTED ON DECEMBER 31, 1990



                            [PERFORMANCE GRAPH]






                         SOURCE: GEORGESON & COMPANY, INC.

WITCO                        $100        $143       $177       $233      $187     $230
S&P 500'r'                   $100        $130       $140       $155      $157     $215
S&P'r' CHEMICALS INDEX       $100        $130       $143       $160      $185     $242
S&P'r' CHEMICALS             $100        $141       $150       $171      $149     $196
(SPECIALTY) INDEX



     The Stock Price Performance Graph above and the foregoing Organization and Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Witco Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                   PROPOSAL 2
             PROPOSAL TO APPROVE ADOPTION OF THE WITCO CORPORATION
                            LONG TERM INCENTIVE PLAN

     At a meeting held on March 5, 1996, the Board adopted, subject to shareholder approval, the Witco Corporation Long Term Incentive Plan (the 'LTIP'). The LTIP awards participants in Common Stock for their achievement of one or more objective performance goals over the three-year performance period. By making awards in Common Stock, the LTIP encourages LTIP participants to adopt a strong ownership orientation in their work and makes a part of their total compensation dependent on objective business and performance based criteria. A copy of the LTIP is annexed to the Proxy Statement as Exhibit A and should be read in its entirety. The following is a brief summary of significant provisions of the LTIP.

ADMINISTRATION

     The LTIP will be administered by a committee of the Board (the 'LTIP Committee') comprised solely of two or more outside directors, all of whom are 'disinterested persons' (within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of
1934). Members of the LTIP Committee are not eligible to receive awards.

SHARES AVAILABLE

     The number of shares of Common Stock available for awards under the LTIP is 600,000 shares, reduced by the aggregate amount of shares which are issued upon award or that become subject to an outstanding award. To the extent that shares of Common Stock related to outstanding awards are not issued either because the targets for awarding such shares have not been met or because such awards are
(i) forfeited, (ii) terminated or (iii) delivered or withheld to satisfy tax withholding obligations, such shares shall again immediately become available for awards.

PARTICIPATION AND ELIGIBILITY

     Not later than 90 days after the commencement of each three-year performance period, the LTIP Committee will determine in writing the corporate officers that will participate in the LTIP for the performance period, and for each participant (i) the applicable performance measurement(s) for the performance period (based on one or more of the performance measurements defined in Appendix A of the LTIP (including, for example, return on equity, earnings per share, return on investment and shareholder value)) and the corresponding performance target(s), (ii) a Target Award (corresponding to the number of shares that the participant will receive if, as of the end of the performance period, the Company's actual performance equals the targeted performance levels) and (iii) an Award Range (the range of the percentage of the Target Award to be obtained upon the attainment of various percentages of the targeted performance measurement(s)). The performance measurement and the corresponding performance target applicable to each LTIP participant for the first performance period will be based on a targeted Return on Equity (as defined) for the 1996-1998 performance period. The LTIP Committee may cause an individual who becomes an eligible employee after a performance period has commenced (but within the first year of such performance period) to become a participant in the LTIP, provided that the LTIP Committee establishes the performance measurement(s) and related performance target(s), a Target Award and an Award Range which will apply to the participant for the performance period.

AWARDS

     As soon as practicable following the last day of each three-year performance period, but in any event no later than 90 days following such date, the Company will determine for the period whether the performance target(s) in respect of each participant's performance measurement(s) has been achieved. Subject to certain exceptions, each participant's award for a performance period shall be a percentage of the participant's Target Award corresponding to the level or percentage of the performance target(s) achieved; provided, however, that the participant's award may not exceed the Maximum Award (generally, 50,000 shares of Common Stock); and provided, further, the LTIP Committee has discretion to reduce any participant's award. If a participant did not participate in the LTIP for the entire performance period, the participant's award will be determined for the entire performance period but then shall be pro-rated based on the number of full and partial months within the performance period that the participant participated in the LTIP.

     Participants will receive their awards no later than 30 days after their awards are determined; provided, however, that no awards will be distributed prior to the time that the LTIP Committee certifies in writing that the performance target(s) applicable to each such award has been satisfied. The shares of Common Stock awarded to each participant will consist of one-third unrestricted shares and two-thirds restricted shares. Unless a participant's individual grant letter provides otherwise, participants will receive dividends and will have voting rights on their restricted shares.

     Restricted shares generally may not be transferred. However, unless a participant's individual grant letter provides otherwise, restricted shares may be transferred for certain limited purposes (for example, to an estate or trust upon a participant's death or to a participant's immediate family for estate planning purposes) and, in any event, only if the transferee agrees to be bound by the terms of the LTIP. With certain exceptions, the restrictions on one-half of the restricted shares will lapse on the January 1st following the date the shares are awarded; restrictions on the remainder will lapse on the following January 1st.

EFFECT OF CHANGES; MID-PERFORMANCE PERIOD

     Except as set forth below, no participant will be entitled to an award with respect to any performance period unless he or she is employed by the Company on the last day of such performance period. In addition, except as otherwise provided below, upon a participant's termination of employment, a participant will forfeit all shares of restricted Common Stock for which the restrictions have not yet lapsed.

     In the event of the death, disability, retirement or termination of employment without cause, restrictions on any restricted shares held by the participant will lapse, and if such death, disability, retirement or termination of employment without cause occurs in the middle of a performance period, the participant's award for the performance period will be paid to the participant (or, if applicable, the participant's estate) pro-rated based on the number of full and partial months within the performance period that the participant participated in the LTIP.

     The LTIP also contains provisions addressing the possibility that in the middle of a performance period a participant will be transferred to a position with different performance criteria (i.e., performance measurement(s), performance target(s), Target Award and Award Range). In the event of such a transfer, the performance criteria applicable to the new position will apply to the participant for the remainder of the performance period (with the amount of the award determined pro-rata for each portion of the performance period based on the applicable criteria) unless (i) the Committee determines that the participant shall not be eligible for the remainder of the performance period (in which case the participant's award shall be determined on a pro-rata basis based on his or her performance criteria in effect prior to the date of transfer), or (ii) attainment of the performance target(s) applicable to the new position is substantially certain (in which case the participant's award for the performance period will be based entirely on the criteria applicable to his or her former position). If a participant is transferred to a new position for which no performance criteria have been previously established, the participant will continue to be covered by the criteria applicable to his or her former position unless, within 90 days following the date of the transfer, the Committee establishes new performance criteria which shall apply to the participant for the remainder of the performance period.

CHANGE IN CONTROL

     The LTIP provides that, in the event of a Change in Control of the Company (as defined in the LTIP), all performance periods under the LTIP will end and all participants will receive a cash amount equal to 150% of the Target Award multiplied by (i) a fraction, the numerator of which will be the number of full and partial months in which the participant participated in the performance period and the denominator of which will be the total number of full and partial months in the performance period, and (ii) the highest price per share of Common Stock paid on or during the 60-day period immediately preceding the first public disclosure of events that lead to a Change in Control or the actual Change in Control. If there is a Subsequent Change in Control (as defined in the LTIP), LTIP participants will receive an additional cash payment equal to an excess (if any) of the amount they would have received had the Subsequent Change in Control been the initial Change in Control. In determining the foregoing award, the LTIP Committee has no discretion to reduce the award. In addition, in the event of a Change in Control (i) the restriction on the maximum number of shares that may be awarded to any participant for any performance period will not apply and (ii) all restrictions on restricted shares awarded under the LTIP will immediately lapse.

AMENDMENT/TERMINATION

     The LTIP Committee may at any time amend the LTIP with respect to any performance period which has not yet commenced; provided, however, that (i) no amendment for which shareholder approval would be required to satisfy either the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 or the requirements necessary for amounts payable to be 'performance-based compensation' (within the meaning of Code Section 162(m)(4)(C)) shall be effective until such shareholder approval has been obtained and (ii) the Maximum Award may be increased only if shareholder approval is obtained. The LTIP Committee may at any time terminate or suspend the LTIP; provided, however, that if the LTIP Committee terminates or suspends the LTIP prior to the end of a performance period, each participant will receive the greater of: (i) the award he or she would have received had such termination or suspension not been effected, and (ii) the award he or she is entitled to receive under any replacement plan covering the same time period. Subject to the foregoing requirement, upon termination of the LTIP, all other rights of each participant with respect to any performance period that has not ended on or prior to the date of termination shall become null and void.

CURRENT DETERMINATION OF AWARDS

     For the three year performance period 1996-1999, the LTIP Committee has, subject to approval of the LTIP by the Company's shareholders, established an aggregate award for 16 of the Company's executive officers of 64,200 shares of Common Stock, including the following target awards to the five most highly compensated executive officers: Mr. Toller (18,500 shares), Mr. Mahoney (11,500 shares), Mr. Fullwood (5,900 shares), Mr. Katz (3,900 shares) and Mr. Jain (2,900 shares). The target award for the 1996-1999 performance period will be earned if the Company's Return on Equity for the period averages 12.5%. It is not possible to state which employees will be granted awards under the LTIP for performance periods commencing after 1996 because these matters will be determined by the LTIP Committee in the future in accordance with the plan. In addition, it is not possible to state the amount of shares of Common Stock that may be earned at the end of the 1996-1999 performance period or thereafter because the amount of shares earned pursuant to an award in respect of any three-year performance period is based on the Company's performance during the relevant three-year period. For information concerning previous long-term compensation awards to the Company's five most highly compensated executive officers in the form of options to acquire shares of Common Stock under the 1992 and 1995 Stock Option Plans, see the information set forth under the captions 'Executive Compensation -- Cash Compensation -- Summary Compensation Table' and ' -- Stock Option Grants'.

U.S. FEDERAL TAX ISSUES AND OTHER INFORMATION

     A participant who receives restricted shares of Common Stock under the LTIP will not recognize taxable income at the time of receipt unless the participant elects otherwise under Section 83(b) of the Code. In the absence of any such election, such participant will recognize ordinary income at the time the restrictions lapse equal to the excess of the fair market value of the shares at that time over the amount, if any, paid for such shares. The fair market value of unrestricted shares of Common Stock paid under the LTIP will constitute ordinary income taxable to a participant in the year in which received by the participant. The participant's holding period for the shares received will begin at the time taxable income is recognized under these rules, and the tax basis in the shares will be the amount of ordinary income so recognized plus the amount, if any, paid for the shares. Moreover, any dividends received by the participant on the restricted shares prior to the date that the employee recognizes income as described above will be taxable compensation income (rather than as dividend income) when received and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code and the regulations thereunder apply. Subject to Section 162(m) of the Code and regulations thereunder, the Company generally will be entitled to a deduction equal to the amount of income recognized by a participant.

     Special rules may apply to officers subject to liability under Section 16(b) of the Securities Exchange Act of 1934 that may prevent the recognition of income by such individuals and the corresponding deduction by the Company before the date six months following the grant of restricted stock (unless the employee elects to be taxed upon such receipt).

     Pursuant to Code Section 162(m) and the regulations issued thereunder, the allowable deduction for compensation paid or accrued with respect to each of the chief executive officer and the four other most highly compensated officers of a publicly held corporation at the end of each fiscal year is limited to $1,000,000 per year. However, certain types of compensation are excluded from this deduction limit, including payments subject to the attainment of objective performance measures and satisfaction of outside director and shareholder approval requirements. Awards under the LTIP are expected to meet the performance-based compensation requirement because the amounts are awarded upon meeting the performance measures based on objective business criteria established by the LTIP Committee for each three-year performance period. The administration by the LTIP Committee, as limited by provisions in the LTIP governing the LTIP Committee's discretion in making awards to participants, meets the second requirement. The submission for shareholder approval of the LTIP (including the performance measurements continued in Appendix A and the methodology for calculating LTIP awards) is intended to qualify LTIP awards as performance based compensation so as to preserve the Company's tax deduction if and when any LTIP awards are made.

     Upon the occurrence of a Change in Control or Subsequent Change in Control, all or a portion of a participant's Target Award payments and any restricted shares whose restrictions lapse upon the occurrence of a Change in Control may be a parachute payment for purposes of determining whether a 20% excise tax is payable by the participant as a result of the receipt of an excess parachute payment pursuant to Section 4999 of the Code. If the participant is also a participant in the Company's Supplemental Executive Retirement Plan, he or she will be entitled under such plan to a tax gross-up payment to offset any such excise tax imposed on benefits payable under that plan or under any other plan or arrangement, including the LTIP. Any such parachute payments which are determined to be excess parachute payments will generally be nondeductible by the Company.

     The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the meeting is required to approve the adoption of the LTIP.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL TO APPROVE THE ADOPTION OF THE WITCO CORPORATION LONG TERM INCENTIVE PLAN.

                                   PROPOSAL 3
                    PROPOSAL TO APPROVE THE AMENDMENT OF THE
                 1995 STOCK OPTION PLAN FOR EMPLOYEES OF WITCO
                        CORPORATION AND ITS SUBSIDIARIES

     At a meeting held on March 5, 1996, the Board adopted, subject to shareholder approval, an amendment to the 1995 Stock Option Plan (i) increasing the number of shares of Company Common Stock available for option awards from 2,600,000 shares to 3,600,000 shares and (ii) increasing the maximum number of option shares of Company Common Stock that may be granted to any person during the term of the plan from 1,300,000 shares to 2,000,000 shares. The plan directly links the compensation of executive officers to gains by the shareholders and encourages executive officers to adopt a strong ownership orientation in their work. The 1995 Stock Option Plan also places what can be a significant element of compensation at risk because the options have no value unless there is appreciation over time in the value of Company stock. The 1995 Stock Option Plan was approved by the shareholders at the 1995 Annual Meeting. No other amendments to the 1995 Stock Option Plan are proposed. Set forth below are the material provisions of the 1995 Stock Option Plan.

ADMINISTRATION

     The 1995 Stock Option Plan is administered by a committee (the '1995 SOP Committee') which consists of not less than three non-employee Directors. Members of the 1995 SOP Committee are not eligible to receive awards.

PARTICIPATION AND ELIGIBILITY

     The 1995 SOP Committee may grant options to the officers and other key employees of the Company and its Subsidiaries to purchase up to 3,600,000 shares of the Company's Common Stock at a price which may not be less than fair market value (as defined in the plan) of the Common Stock on the date the option is granted; provided, however, that no person may be granted options for more than 2,000,000 shares during the term of the 1995 Stock Option Plan. The plan permits the 1995 SOP Committee to grant either incentive stock options, as defined in
Section 422 of the Code, or nonqualified stock options which do not meet the requirements of incentive stock options, or both. As of March 1, 1996, the fair market value of the Common Stock was $32.25 per share. Options under the 1995 Stock Option Plan may not be granted after March 1, 2005.

     The 1995 SOP Committee determines, subject to the terms of the 1995 Stock Option Plan, the individuals to whom options will be granted, the time at which options will be granted, the number of options granted to each individual, the option price per share, and all other matters necessary for administration of the 1995 Stock Option Plan.

     No option may be exercised after the expiration of ten years from the date it is granted. If the optionee and the Company agree to the amendment of an incentive stock option agreement in a manner which grants the employee additional benefits, the amendment is deemed to be a grant of a new option, and if the requirements for incentive stock option treatment are not met at that time, the option will no longer qualify as an incentive stock option. The 1995 Stock Option Plan also contains provisions concerning the exercisability of stock options upon the optionee's retirement, permanent and total disability, death or other termination of employment. Unless otherwise determined by the 1995 SOP Committee, an option may not be exercised until one year following the date of grant, at which time 20% of the shares subject to the option become exercisable and an additional 20% become exercisable on each of the four succeeding anniversaries as long as the optionee continues to be employed by the Company.

     Payment for shares of Common Stock of the Company upon exercise of stock option may be made in cash, or in such other form of consideration, as deemed appropriate by the 1995 SOP Committee (including cashless exercise procedures), or shares of Common Stock, or a combination of cash and shares of Common Stock.

CHANGE OF CONTROL

     The 1995 Stock Option Plan provides that the options will be exercisable in full for a period of thirty days following the date of a change in control of the Company (as defined in the plan), unless exempted by the 1995 SOP Committee, or commencing on the date of shareholder approval of an agreement providing for a merger in which the Company will not remain independent. All options outstanding at the end of the thirty-day period are to be surrendered to the Company for cancellation in exchange for a cash settlement payment.

AMENDMENT/TERMINATION

     The 1995 Stock Option Plan is subject to amendment or termination by the Board of Directors, as deemed in the best interest of the Company, without shareholder approval; provided, however, that unless shareholders shall first approve thereof, no such amendment shall be effective for which shareholder approval is required in order to satisfy the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, the Code, the New York Stock Exchange, or any applicable state law.

FEDERAL INCOME TAX CONSEQUENCES

     Under current tax law, there are no Federal income tax consequences to either the employee or the Company on the grant of nonqualified stock options. Upon exercise of a nonqualified stock option, the excess of the fair market value of the shares subject to the option over the option price ('Spread') at the date of exercise is taxable as ordinary income to the optionee in the year it is exercised and, subject to the limitation described below, is deductible by the Company for Federal income tax purposes. The optionee's basis in the shares will be equal to the fair market value on the date of exercise and the holding period commences on such date.

     Special rules may apply to officers subject to liability under Section 16(b) of the Securities Exchange Act of 1934 that may prevent the recognition of income by such individuals and the corresponding deduction by the Company before the date six months following the grant of the nonqualified stock options (unless the employee receives the shares before that date and elects to be taxed upon such receipt).

     Incentive stock option holders incur no regular Federal income tax liability at the time of grant or upon exercise of such option. However, upon exercise, the Spread will be included as alternative minimum taxable income which may give rise to 'alternative minimum tax' liability. An optionee's basis in the shares received on exercise of an incentive stock option will be the option price of such shares for regular income tax purposes. No deduction is allowable to the Company for Federal income tax purposes in connection with the grant or exercise of such option.

     If the holder of shares acquired through exercise of an incentive stock option sells such shares, within two years of the date of grant of such option or within one year from the date of exercise of such option (a 'Disqualifying Disposition'), the optionee will realize income taxable at ordinary rates.
Ordinary income is reportable during the year of such sale equal to the difference between the option price and the fair market value of the shares at the date the option is exercised, but the amount includable as ordinary income shall not exceed the excess, if any, of the proceeds of sale over the option price. In addition to ordinary income, a Disqualifying Disposition may result in taxable income subject to capital gains treatment, if the sales proceeds exceed the optionee's basis in the shares (i.e. the option price plus the amount includable as ordinary income). Subject to the limitation described below, the amount of the optionee's taxable ordinary income will be deductible by the Company in the year of the Disqualifying Disposition.

     Shares delivered to pay for shares purchased on the exercise of an incentive stock option or nonqualified stock option will be valued at the fair market value at the date of exercise. Unless the delivery of shares constitutes a Disqualifying Disposition of shares acquired upon exercise of an incentive stock option, no taxable gain or loss on the surrendered shares will be realized at that time. For Federal income tax purposes, the optionee receives a basis and holding period in the same number of new shares equal to his original tax basis and holding period in the old shares exchanged. The optionee also receives additional shares equal in value to the aggregate Spread which have a zero tax basis in the case of an incentive stock option or a tax basis equal to the fair market value at the date of exercise in the case of a nonqualified stock option and a new holding period in either case.

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
     At the time of the sale of those shares received upon the exercise of an option (other than a Disqualifying Disposition of shares received upon the exercise of an incentive stock option), any gain or loss is long-term or short-term capital gain or loss, depending upon the holding period. The holding period for long-term capital gain or loss treatment is more than one year.

     Pursuant to Code Section 162(m), the Company's tax deduction for all compensation paid to each of certain specified officers in any one year after 1993 is limited to $1,000,000. The Company's deduction arising from an officer's exercise of a stock option (or a Disqualifying Disposition of the underlying stock acquired through the exercise of an incentive stock option) will be exempt from this limitation if certain outside director and shareholder approval requirements are met. It is anticipated that such requirements will be met for options granted under the 1995 Stock Option Plan.

     If the exercisability of an option is accelerated as a result of a Change in Control, all or a portion of the value of the option at that time may be a parachute payment for purposes of determining whether a 20% excise tax is payable by the participant as a result of the receipt of an excess parachute payment pursuant to Section 4999 of the Code. If the participant is also a participant in the Company's Supplemental Executive Retirement Plan, he or she will be entitled under such plan to a tax gross-up payment to offset any such excise tax imposed on benefits payable under that plan or under any other plan or arrangement, including the 1995 Stock Option Plan. Any such parachute payments which are determined to be excess parachute payments will generally be nondeductible by the Company.

CURRENT DETERMINATION OF AWARDS

     It is not possible to state which employees will be granted awards under the 1995 Stock Option Plan in the future or the amount of options that may be awarded to a participant or the exercise price of any options because these matters will be determined by the 1995 SOP Committee in the future in accordance with the plan. For information concerning previous stock option awards to the Company's five most highly compensated executive officers under the 1992 and 1995 Stock Option Plans, see the information set forth under the captions 'Executive Compensation -- Cash Compensation -- Summary Compensation Table' and ' -- Stock Option Grants'.

     The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the meeting is required to approve the amendment of the 1995 Stock Option Plan.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL TO AMEND THE 1995 STOCK OPTION PLAN FOR EMPLOYEES OF WITCO CORPORATION AND ITS SUBSIDIARIES.

                                   PROPOSAL 4
                      PROPOSED RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP as the independent auditors to examine the accounts of the Company for the 1996 fiscal year. Ernst & Young LLP has been serving the Company in this capacity for many years. In the event that ratification of this selection of auditors is not approved by the affirmative vote of a majority of the shares voting on the proposal, the selection of independent auditors will be reconsidered by the Board of Directors.

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
     A member of Ernst & Young LLP is expected to be in attendance at the Annual Meeting with the opportunity to make a statement and respond to questions.

     THE   BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  RATIFICATION  OF  THE
APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                   PROPOSAL 5
                SHAREHOLDER PROPOSAL REQUESTING DIVERSITY ON THE
                      WITCO CORPORATION BOARD OF DIRECTORS

     The General Board of Pension and Health Benefits of the United Methodist Church, 1201 Davis Street, Evanston, Illinois, the beneficial owner of 347,000 shares of Common Stock of the Company has submitted the following shareholder proposal for consideration at the 1996 Annual Meeting.

          WHEREAS, we believe the employee and board composition of major corporations should reflect the people in the workforce and marketplace of the 21st Century, if our company is going to remain competitive. Our employees, customers and stockholders are made up of a greater diversity of backgrounds than ever before. The Department of Labor's 1995 bi-partisan Glass Ceiling Commission report 'Good for Business: Making Full Use of the Nation's Human Capital' confirms diversity and inclusiveness in the workplace has a positive impact on the bottom line. A Covenant Fund Report of Standard and Poor 500 companies revealed '. . . firms that succeed in shattering their own glass ceiling racked up stock market records that were nearly 2 1/2 times better than otherwise comparable companies'.

          The Equal Employment Opportunity Commission reports 97% of senior ranks of corporations are occupied by white males. We believe our company needs to open up top management and the board to qualified people of all races and to women.

          The Office of Federal Contract Compliance mandates that companies must not discriminate on the basis of race, sex, color, religion, national origin, disability, or veterans status. Women and minorities comprise fifty percent of America's workforce, and the U.S. Department of Labor reports their advancement is oftentimes hindered by artificial barriers -- glass ceilings. Our company must make a strong and continued commitment to use its available tools and resources to remove glass ceiling barriers, because it is our responsibility under the law, and the right thing to do.

          In 1994, the Investor Responsibility Research Center reported inclusiveness at senior management and board levels was only 9% within the Fortune 500 companies, in a comparable workforce of 57% diversity. The Glass Ceiling Commission reported that companies are selecting only half of the available talent in our workforce. If our company is to be competitive in the 21st Century, we must recognize the truth that we exist in an increasingly diverse global market, and must look to select the most qualified people, regardless of race, gender or physical challenges. We urge our corporation to enlarge its search for the best qualified board members by casting a wider net.

     THEREFORE, BE IT RESOLVED that the shareholders request:

             1. The nominating  committee  of  the  Board,  in  its  search  for suitable board candidates, make a greater effort to search for qualified women and minority candidates for nomination to the Board of Directors;

             2. A  report  on  our company's  efforts  to  encourage diversified representation on our Board of Directors;

             3. Report on  our company's  use of  minority and  women  executive search firms;

             4. Issue  a statement  making a  public commitment  to a  policy of inclusiveness on our Board of Directors, with the Chief Executive Officer's policy program outlining steps to be taken and an anticipated time line.

     The affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the meeting is required to approve the adoption of the foregoing resolution.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE AGAINST THIS PROPOSAL.

     The Company is committed to providing equal opportunity to all of its employees and a work place free of discrimination. The Company abides by federal and state regulations regarding equal employment opportunity and does not discriminate on the basis of race, color, religion, national origin, disability, veteran status, age or sex.

     The Company's Board of Directors has a long-standing commitment to seek the best qualified persons for membership on the Board, without regard to their gender or race. The Board's objective is to identify candidates whose experience, background, abilities and talents complement those of the other members of the Board. The Board believes that requiring it to establish a policy focused on a subset (women and minority candidates) of the universe of potential candidates could be inconsistent with the Board's obligation to recruit the best qualified candidates, if such candidates turn out to be neither women nor members of a minority group. In the Board's view, the principal criteria for Board membership is a candidate's ability to contribute to the enhancement of shareholder value, not a candidate's gender or minority status. The Board does not believe that gender or minority status alone is indicative of a candidate's qualifications. The Board has concluded, therefore, that the requirements of the shareholder proposal are not in the best interests of the Company or its shareholders. Rather, the Board believes that the interests of the Company and its shareholders are best served by allowing the Board maximum flexibility to seek highly qualified directors with complementary skills and backgrounds.

                             SHAREHOLDER PROPOSALS

     If any shareholder intends to present a proposal to the Company for inclusion in its proxy statement relating to the annual meeting of shareholders to be held in April 1997, or wishes to recommend nominees to the Board of Directors, such proposal, in writing and addressed to the Secretary, must be received by the Company no later than November 26, 1996. A shareholder may bring other business before an annual meeting by giving written notice of such proposed business, either by personal delivery or by United States mail, either certified or registered, return receipt requested, to the Secretary of the Company at least ninety days prior to the anniversary date of the last annual meeting held or not later than ten days after notice of public disclosure of the date of the annual meeting is given or made to shareholders, whichever date is
earlier.    Such   notice    shall   set    forth   as    to   each    item   of

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
business the shareholder proposes to bring before the annual meeting (i) a brief description of such item of business and the reasons for conducting it at the meeting and, in the event that such item of business includes a proposal to amend either the certificate of incorporation of the Company or the by-laws, the language of the proposed amendment, (ii) the name and address of the shareholder proposing such item of business, (iii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting having a market value of at least one thousand dollars and intends to appear in person or by proxy at the meeting to propose such item of business, and (iv) any material interest of the shareholder in such item of business. Only business which has been properly brought before an annual meeting of shareholders in accordance with the by-laws shall be conducted at such meeting, and the Chairman of such meeting may refuse to permit any business to be brought before such meeting which has not been properly brought before it in accordance with the by-laws.

                      By order of the Board of Directors,

                                                           Dustan E. McCoy
                                                           Vice President,
                                                           General Counsel
                                                       and Corporate Secretary

March 25, 1996

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                                                                       EXHIBIT A

                               WITCO CORPORATION
                            LONG TERM INCENTIVE PLAN
                TO BE APPROVED BY SHAREHOLDERS ON APRIL 24, 1996

SECTION 1. ESTABLISHMENT

     Witco Corporation hereby establishes the Witco Corporation Long Term Incentive Plan.

SECTION 2. PURPOSE

     The purpose of this plan is to encourage selected key employees of Witco Corporation to adopt a strong ownership orientation in their work, and to make a part of their total compensation dependent on objective business and performance based criteria.

SECTION 3. DEFINITIONS

     When capitalized herein, the terms below shall have the following meanings:

          (a) 'Award' shall mean, with respect to each Participant, shares of Common Stock awarded to a Participant with respect to any Performance Period, in accordance with the terms of this Plan.

          (b) 'Award Range' shall mean, with respect to each Performance Period, the range of the percentage of the Target Award to be awarded upon the attainment of various percentages of the Target.

          (c) 'Board' shall mean the Board of Directors of the Company.

          (d) 'Cause', when used in connection with the termination of a Participant's employment with the Company, shall mean (i) the willful engaging by the Participant in misconduct in the performance of duties with the Company; (ii) the failure of the Participant (other than due to the Participant's disability) to substantially perform the duties of his or her job; or (iii) the engaging by the Participant in illegal conduct (other than any misdemeanor, traffic violation or similar misconduct), in connection with the performance of his or her duties with the Company; provided, however, that, for purposes of this Plan, a Participant shall not be deemed to have been terminated for 'Cause' unless the Participant shall have first been notified by delivery to the Participant of a copy of a resolution duly adopted at a meeting of the Organization and Compensation Committee of the Board (at which the Participant is offered a reasonable opportunity, together with his or her counsel, to be heard before the Organization and Compensation Committee prior to such vote) by unanimous vote of the entire membership of the Organization and Compensation Committee determining that the Participant has engaged in conduct which constitutes Cause, which resolution represents the good faith opinion of the members of the Organization and Compensation Committee that the Participant's conduct meets the definition of Cause and sets forth the basis for such conclusion.

          (e) 'Code' shall mean the Internal Revenue Code of 1986, as amended.

          (f) 'Committee' shall mean a committee of the Board comprised solely of two or more outside directors (within the meaning of Code Section 162(m)(4)(C)) all of whom are 'disinterested persons' (within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act).

          (g) 'Common Stock' shall mean the common stock of the Company, par value $5.

          (h) 'Company' shall mean Witco Corporation, a Delaware corporation.

          (i) 'Determination Date' shall mean the last day of the Performance Period.

          (j) 'Disability' shall mean total and permanent disability such that the Participant would be eligible to receive payments under the Witco Corporation Long-Term Disability Plan assuming the Participant were covered by such plan.

          (k) 'Disability Date' shall mean the date as of which the Committee determines an Eligible Employee has met the definition of Disability.

          (l) 'Eligible Employee' shall mean the Company's corporate officers (other than assistant corporate officers). A person shall cease to be an Eligible Employee on the earlier of his or her Disability Date or the date of his or her termination of employment (including termination due to Retirement or death).

          (m) 'Exchange Act' shall mean Securities Exchange Act of 1934, as amended.

          (n) 'Grant Letter' shall mean the written communication from the Company to each Participant notifying him or her of his or her participation in the Plan and of the factors relevant to the Participant's Award, as described in Section 7(d).

          (o) 'Maximum Award' shall mean the maximum number of shares that may be awarded to any Participant with respect to any Performance Period, as determined by the Committee at the beginning of each Performance Period. Initially the Maximum Award shall be 50,000 shares, but the Maximum Award may be increased thereafter provided shareholder approval is obtained. The maximum number of shares for any Participant who does not participate for the Performance Period on each day in the Performance Period shall be determined by multiplying the maximum number of shares established by the Committee for such Performance Period by a fraction, the numerator of which shall be the number of full and partial months in which the Participant participated during the applicable Performance Period and the denominator of which shall be 36. In the event Section 11 applies, there shall be no maximum number of shares that may be awarded with respect to a Performance Period.

          (p) 'Participant' shall mean an Eligible Employee who is selected by the Committee to participate in this Plan for a Performance Period, as provided in Section 7.

          (q)   'Performance   Measurement'  shall   mean  the   measurement  or
     measurements selected by the Committee to measure the performance of Participants and the Company for a Performance Period. The Committee shall select from one or more of the performance measurements listed on Appendix A.

          (r) 'Performance Period' shall mean the three-year period commencing on January 1, 1996, and each three-year period commencing on January 1st thereafter.

          (s) 'Plan' shall mean this Witco Corporation Long Term Incentive Plan, as amended from time to time.

          (t) 'Restricted Shares' shall mean shares of Common Stock which are awarded under this Plan and are subject to the restrictions set forth in
     Section 9.

          (u) 'Retirement' shall mean the termination of the employment of a Participant (other than due to death, Disability or termination for Cause) on or after the Participant's attainment of fifty-five (55) years of age.

          (v) 'Target' shall mean the attainment of a definite level or percentage (as applicable) of one or more Performance Measurements, as determined by the Committee in accordance with Section 7.

          (w) 'Target Award' shall mean a number of shares of Common Stock to be awarded (which number shall be determined by the Committee) to each Participant for a Performance Period that represents the Award the Participant would receive with respect to such Performance Period if, as of the Determination Date, the Target is achieved.

          (x) 'Transfer' shall mean with respect to any share of Common Stock awarded under this Plan a gift, sale, assignment, transfer, pledge, hypothecation, or other disposition.

SECTION 4. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee which shall have full authority to administer the Plan, including the authority and the discretion to interpret and construe any provision of the Plan (except to the extent that discretion is expressly limited by this Plan) and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties. No member of the Committee shall be liable to any Participant for any action, omission, or determination relating to the Plan. Whether an authorized leave of absence shall constitute termination of employment shall be determined by the Committee in its absolute discretion.

SECTION 5. SHARES AVAILABLE

     The number of shares of Common Stock available for Awards under this Plan shall be 600,000 shares, reduced by the aggregate amount of shares which are issued upon Award or that become subject to an outstanding Award. To the extent that shares of Common Stock related to outstanding Awards are not issued either because Targets have not been met or because such Awards are (i) forfeited, (ii) terminated, or (iii) delivered or withheld to satisfy withholding obligations, such shares shall again immediately become available for Awards.

SECTION 6. EFFECTIVE DATE

     This Plan shall be effective on January 1, 1996, subject to the approval of the Plan prior to January 1, 1997 by the holders of a majority of the shares of the Company actually voting at a regular or special meeting of the shareholders of the Company. The last Performance Period under this Plan shall be the Performance Period commencing on January 1, 2000, unless no later than the fifth annual shareholders' meeting held after January 1, 1997, the shareholders have again approved this Plan. The Committee may take the actions described in
Section 7 hereof prior to the date of shareholder approval of the Plan, provided such actions are taken subject to such shareholder approval.

SECTION 7. PARTICIPATION

     (a) Generally. Not later than ninety (90) days after the commencement of each Performance Period, the Committee shall determine (i) the Eligible Employees who shall participate in the Plan for

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
such Performance Period, and (ii) for each Participant or group of Participants, the Performance Measurements, the Target, the Target Award, and the Award Range.

     (b) Mid-Year Participants. An individual who becomes an Eligible Employee after a Performance Period has commenced but within the first year of such Performance Period may become a Participant for such Performance Period if, no later than ninety (90) days after such individual becomes an Eligible Employee, the Committee (i) designates such individual as a Participant for such Performance Period, (ii) establishes the Performance Measurements and Target to be met for such Performance Period, and (iii) establishes the Participant's Target Award and Award Range.

     (c) Attainment of Target Must Not Be Substantially Certain. The Committee may not establish a Target for any Performance Period, if attainment of any of the Performance Measurements upon which the Target is based is, at the time such Target is established for a Participant or group of Participants, substantially certain.

     (d) Grant Letter. The Committee shall cause the Company to communicate to each Participant, in writing, the Maximum Award and the applicable Target, Target Award, and Award Range.

SECTION 8. DETERMINATION OF AWARD

     (a) Measurement of Performance Measurements. As soon as practicable following the Determination Date, but in any event no later than ninety (90) days following such date, the Company shall measure the Performance Measurements applicable to the Participants' Target for such Performance Period.

     (b) Determination of Award. Except as  otherwise provided in Section 10  or
Section 11, each Participant's Award shall be a percentage of the Participant's Target Award corresponding to the percentage of the Target achieved for the Performance Period. The Award shall be determined by interpolating a percentage based on the Target achieved for such Performance Period; provided, however, that the Participant's Award may not exceed the Maximum Award; and provided, further, the Committee shall have discretion to reduce any Participant's Award. Awards shall be determined as soon as practicable following the applicable Performance Measurements are measured.

     (c) Receipt of Awards. Participants shall receive their Awards no later than thirty (30) days after their Awards are determined; provided, however, that no Awards shall be provided prior to the time that the Committee certifies in writing that the Performance Measurements applicable to each such Award have been satisfied.

SECTION 9. RESTRICTED SHARES

     (a) Which Shares Restricted. Except as otherwise provided in Sections 10 and 11, one-third of each Award shall be made in shares of Common Stock and the remaining two-thirds of each Award shall be made in Restricted Shares which are subject to the restrictions described in this Section 9. Restrictions on one-half of the remaining Award (which will be the portion awarded as Restricted Shares) shall lapse on the first anniversary of the day following the Determination Date on which the shares were awarded; restrictions on the remainder shall lapse on the second anniversary thereof.

     (b) Transfer Restrictions. Restricted Shares may not be Transferred unless the Transfer complies with the provisions of this Section 9.

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
     (c) Permitted Transfers. Except as otherwise provided in a Participant's Grant Letter, the following Transfers of Restricted Shares are deemed to be in compliance with this Plan:

          (i) a Transfer made to the Company (or its assignee);

          (ii) a Transfer upon the death of the Participant or any Permitted Transferee (as hereinafter defined) to their respective executors, administrators, testamentary trustees, legatees or beneficiaries (an 'Estate');

          (iii) a Transfer made in compliance with all applicable federal and state securities laws to a Participant's immediate family (which term shall mean the Participant's spouse, children (including adopted children and step children), their direct lineal descendants and the Participant's parents, brothers and sisters), or a trust, the beneficiaries of which, or to a corporation or partnership, the stockholders or limited or general partners of which, include only the Participant's and the Participant's immediate family (a 'Participant Entity'), or a Transfer made by such a Participant Entity back to the Participant, or a Transfer made to such a trust, corporation or partnership by a person who has become a holder of the shares of Common Stock in accordance with the provisions of this Plan;

provided, however, that a Transfer pursuant to this Section shall not be given effect on the books of the Company unless and until the transferee shall agree in writing, in form and substance satisfactory to the Company, to become bound by all the terms of this Plan.

     (d) No Other Restrictions. Except as otherwise provided in this Section 9 or in a Participant's Grant Letter, Participants shall enjoy all of the other rights of ownership associated with the Restricted Shares, including, without limitation, the right to vote such shares and the right to receive dividends on these shares.

SECTION 10. EFFECT OF CHANGES; MID-PERFORMANCE PERIOD

     (a) Termination of Employment. Except as otherwise provided in this Section 10 or in Section 11, no Participant shall be entitled to an Award with respect to any Performance Period unless he or she is employed by the Company on the last day of such Performance Period. In addition, except as otherwise provided in this Section 10 or in Section 11, upon a Participant's termination of employment, a Participant shall forfeit all shares of Restricted Stock for which the restrictions have not yet lapsed.

     (b) Death, Disability, Retirement, or Termination of Employment Without Cause. In the event of the death, Disability, Retirement or termination of employment without Cause of a Participant, restrictions on any Restricted Shares held by the Participant shall lapse, and, if such death, Disability, Retirement or termination of employment without Cause occurs in the middle of a Performance Period, any Award for such Performance Period which the Participant (or, if applicable, the Participant's estate) may become entitled to shall be determined in accordance with Section 10(d)(i). Awards provided pursuant to this Section 10(b) shall not be subject to the provisions of Section 9.

     (c) Effect of Job Change. If, in the middle of a Performance Period, a Participant is transferred to a position for which the Committee has previously established a Target and/or Award Range which differs from the Target and/or Award Range applicable to the Participant immediately prior to the transfer, then:

          (i) Attainment of Previously Established Target for New Position Not Substantially Certain. If, at the time of the transfer, the attainment of the Target which the Committee established for employees previously holding the position to which the Participant was transferred is not substantially certain, such Target and the Award Range for such position shall apply to the Participant for the portion of the Performance Period beginning on the date of the transfer and the
     Participant's Award shall be determined in accordance with Section 10(d)(ii) below. Notwithstanding the foregoing, at any time prior to the 90th day following the date of such transfer the Committee may determine either (A) that the Participant shall no longer be eligible to participate in the Plan as of the date of such transfer (in which case the Participant's Award for such Performance Period shall be determined in accordance with Section 10(d)(i) below), or (B) that the Target and/or Award Range applicable to the Participant immediately prior to the transfer shall continue to apply (in which case the Participant's Award for such Performance Period shall be calculated as if the Participant had not been transferred).

          (ii) Attainment of New Position's Previously Established Target Substantially Certain. If, at the time of the transfer, the attainment of the Target which the Committee established for employees holding the position to which the Participant was transferred is substantially certain, the Target and/or Award Range applicable to the Participant immediately prior to the transfer shall continue to apply (in which case the Participant's Award for such Performance Period shall be calculated as if the Participant had not been transferred) unless prior to the 90th day following the date of such transfer the Committee determines that the Participant shall no longer be eligible to participate in the Plan as of the date of such transfer (in which case the Participant's Award for such Performance Period shall be determined in accordance with Section 10(d)(i)).

          (iii) No Targets Previously Established. If a Participant is transferred to a position for which a Target and an Award Range have not previously been established, the Target and Award Range applicable to the Participant immediately prior to the transfer shall continue to apply (in which case the Participant's Award for such Performance Period shall be calculated as if the Participant had not been transferred) unless prior to the 90th day following the date of such transfer the Committee determines
     (A) that the Participant shall no longer be eligible to participate in the Plan as of the date of such transfer (in which case the Participant's Award for such Performance Period shall be determined in accordance with Section 10(d)(i)) or (B) establishes in writing the Target (the attainment of which must not be substantially certain) and Award Range that shall apply to the Participant on and after the date of transfer (in which case the Participant's Award shall be determined in accordance with Section 10(d)(ii)).

     (d) Mid-Performance Period Changes: Determination of Awards.

          (i) Participation for Less Than Full Performance Period. If a Participant did not participate in the Plan for the entire Performance Period, the Participant's Award shall be the number of shares determined in accordance with Section 8(b) (or, if the Participant has had a job change resulting in a mid-Performance Period change in Target and/or Award Range, the number of shares determined in accordance with Section 10(d)(ii)) multiplied by a fraction, the numerator of which shall be the number of full and partial months in which the Participant participated during the applicable Performance Period and the denominator of which shall be 36.

          (ii) Mid-Performance Period Changes. If a Participant's Target and/or Award Range changed in the middle of a Performance Period, the Participant's Award shall be calculated by adding (A) and (B) below; provided, however, that the Participant's Award may not exceed the Maximum Award; and provided, further, the Committee shall have discretion to reduce any Participant's Award.

          (A) Pre-Change Award. The Award (determined in accordance with Section 8(b)) using the Target(s) and Award Range(s) prior to the effective date of such change multiplied by a fraction the numerator of which shall be the number of full and partial months in the Performance Period during which the Participant was covered by such Target Award and the denominator of which shall be 36.

          (B) Post-Change  Award.  The  Award  (determined  in  accordance  with
     Section 8(b)) using the Target and Award Range in effect on and after the date of the change multiplied by a fraction the numerator of which shall be the number of full and partial months in the Performance Period during which the Participant was covered by such Target and Award Range and the denominator of which shall be 36.

     (e) Timing. Awards shall be determined under this Section 10, and Common Stock awarded, at the same time that Awards are determined and awarded for all other Participants, as prescribed in Section 8.

SECTION 11. CHANGE IN CONTROL

     (a) Determination of Awards. Notwithstanding any provision in this Plan to the contrary, in the event of a Change in Control, all Performance Periods under the Plan shall end, and all Participants shall receive a cash amount equal to the product of (i) 150% of the Target Award, multiplied by a fraction, the numerator of which shall be the number of full and partial months in which the Participant participated in the Performance Period and the denominator of which shall be the total number of full and partial months in the Performance Period, and (ii) the highest of (A) the highest price per share of Common Stock paid on or during the 60-day period immediately preceding either the first public disclosure of an event which could, and which in fact does, result in a Change in Control, (B) the highest price per share paid during the 60-day period immediately preceding a Change in Control, or (C) the price per share of Common Stock paid in a tender offer subsequent to a Change in Control; provided, however, that if, following a Change in Control (but prior to the time that a 'person' (as defined in Section 11(d)(ii)(A)) has acquired, by purchase, merger or otherwise, 100% of the 'Voting Stock' (as defined in Section 11(d)(ii)(A)) of the Company (other than an acquisition by the Company, an Affiliate or any employee benefit plan sponsored by the Company or an Affiliate, as such terms are defined on the date of the Change in Control)), there is a subsequent event which would itself be a Change in Control or a subsequent tender offer (such event, a 'Subsequent Change in Control'), each Participant shall be entitled to an additional payment (the 'Additional Payment') equal to the excess, if any, of the amount the Participant would have received under this Section 11 had the Subsequent Change in Control been the Change in Control, over the amount actually paid to the Participant in respect of the previous Change in Control. For purposes of this Section 11, if the consideration paid for the Company's Common Stock includes amounts other than cash, the 'price' per share shall be determined by valuing at fair market value the stock or other property provided as consideration. In determining the Award under this Section, the Committee shall have no discretion to reduce this Award.

     (b) Restrictions on Common Stock Awarded. Notwithstanding any provision in this Plan to the contrary, in the event of a Change in Control all restrictions on Restricted Shares shall immediately lapse.

     (c) Payment of Award. No later than fifteen (15) days following a Change in Control, the Company shall pay the Award described in this Section 11 to each individual who was a Participant on the

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
business day immediately preceding the Change in Control, regardless of whether such individual is an Eligible Employee on or after the Change in Control. If the Company is required to make an Additional Payment under Section 11(a), such Additional Payment shall be made no later than fifteen (15) days following the date of the Subsequent Change in Control.

     (d) Definitions. For purposes of this Section 11, the terms below shall have the following meanings:

          (i) 'Affiliate' shall mean (A) any corporation that is a member of the 'controlled group of corporations' that includes the Company, determined in accordance with Code Section 1563(a) without regard to Code Sections 1563(a)(4) and (e)(3)(C), and (B) any organization that is part of a group of trades or businesses under common control pursuant to Code Section 414(b) that includes the Company.

          (ii) 'Change in Control' shall be deemed to have occurred if:

          (A) any 'person', as such term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act other than an Affiliate or any employee benefit plan sponsored by the Company or an Affiliate becomes a 'beneficial owner', as such term is used in Rule 13d-3 promulgated under the Exchange Act, of 20% or more of the 'Voting Stock' (which means the capital stock of any class or classes of the Company having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of such corporation) of the Company;

          (B) 33 1/3% of the Board consists of individuals other than the members of the Board on January 1, 1996 (the 'Incumbent Directors'); provided, however, that any person becoming a director subsequent to such date whose election or nomination for election was approved by two-thirds (but in no event less than two) of the directors who at the time of such election or nomination comprise the Incumbent Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, which is or would be subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for purposes of this Plan, be considered an Incumbent Director;

          (C) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

          (D) the  Company combines  with another  company (whether  or not  the
     Company is the surviving corporation) and, immediately after the combination, the shareholders of the Company immediately prior to the combination (other than shareholders who, immediately prior to the combination, were 'affiliates' of such other company, as such term is defined in the rules of the Securities and Exchange Commission) do not beneficially own, directly or indirectly, more than 20% of the Voting Stock of the combined company (or any company owning 100% of the stock of the combined company); or (E) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company occurs.

SECTION 12. MISCELLANEOUS

     (a) Calculations/Rounding. In calculating the number of shares of Common Stock to be awarded and the number of shares of Common Stock for which restrictions will lapse, partial shares equal to or in excess of .5000 shall be rounded up and partial shares below .5000 shall be rounded down.

     (b) Withholding. All awards hereunder shall be subject to any required federal, state, local and other applicable withholdings or deductions as determined by the Company. The Committee may permit a Participant to elect to pay a portion or all of such withholding by (i) delivery of shares of Common Stock, or (ii) having shares of Common Stock withheld by the Company from the shares otherwise to be received. The number of shares so delivered or withheld shall have an aggregate fair market value sufficient to satisfy the applicable withholding taxes. In the case of a Participant subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder.

     (c) Not a Contract of Employment. Nothing contained in this Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the base salary or other compensation of the Participant from the rate in effect at the commencement of a Performance Period.

     (d) Certain Adjustments. In the event of a corporate event that affects Common Stock (i.e., recapitalization, stock split, stock combination, stock reclassification, merger, or similar event), the Committee may make appropriate adjustments to (i) the number of shares of Common Stock subject to this Plan, and (b) the number of shares of Common Stock available for, or covered by, Awards; provided, however, that, except for adjustments made in connection with a Change in Control (as defined in Section 11), no such adjustment shall be effected with respect to any Participant if such adjustment would cause any portion of the Participant's Award to constitute other than 'performance-based compensation' within the meaning of Code Section 162(m)(4)(C).

     (e) Amendment/Termination. The Committee may at any time amend this Plan with respect to any Performance Period which has not yet commenced; provided, however, that no amendment for which shareholder approval would be required to satisfy either the requirements of Rule 16b-3 or the requirements necessary for amounts payable hereunder to be 'performance-based compensation', within the meaning of Code Section 162(m)(4)(C), shall be effective until such shareholder approval has been obtained. The Committee may at any time terminate or suspend this Plan; provided, however, that, if the Committee terminates or suspends this Plan prior to the end of a Performance Period, each Participant shall receive the greater of (i) the Award he or she would have received had such termination or suspension not been effected, and (ii) the award the Participant is entitled to receive under any replacement plan covering the same time period. Subject to the foregoing requirement, upon termination of the Plan, all other rights of each Participant with respect to any Performance Period that has not ended on or prior to the date of termination shall become null and void.

     (f) Funding. This Plan shall be unfunded. Awards hereunder shall be furnished using the general assets of the Company and Participants shall be general unsecured creditors of the Company. No Participant shall have any right, title, claim or interest in or with respect to any specific assets of the Company in connection with his or her participation in this Plan.

     (g) Governing Law; Interpretation. This Plan shall be governed by laws of the State of Delaware, to the extent not preempted by federal law. This Plan is intended to be administered in accordance with Rule 16b-3 and all rights hereunder shall be construed in accordance with such provision. This Plan is also intended to provide Participants with 'performance-based compensation', within the meaning of Code Section 162(m)(4)(C), and all rights of the Participants hereunder (except for those rights the Participants may obtain under Section 11 hereof) shall be construed in accordance with such provision.

     (h) Construction. For purpose of this Plan, the word 'days' shall mean calendar days.

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                                                                      APPENDIX A

                               WITCO CORPORATION
                            LONG TERM INCENTIVE PLAN
                            PERFORMANCE MEASUREMENTS

     1. 'Return on Equity' shall mean, as of any date, a percentage obtained by dividing Net Earnings by Average Equity and multiplying the result by 100. For this purpose 'Average Equity' is defined as the number obtained by adding total shareholders' equity as of the Determination Date and the December 31st preceding the Determination Date (as reported on the Company's financial statements) and dividing by 2.

     2. 'Earnings Per Share' shall mean, as of the end of any year, Net Earnings divided by the weighted average number of issued and outstanding shares of Common Stock.

     3. 'Return on Investment' shall mean, as of the end of the year, the amount determined by dividing Net Earnings less dividends paid during the year by total shareholders' equity.

     4. 'Shareholder Value' shall mean, as of the end of any year, the number determined by applying the following formula:

             Multiply Adjusted Operating Earnings by (1.00 minus the Effective Tax Rate).

             Subtract the result by the sum of the incremental amount of Fixed Capital Investment and Working Capital Investment during the year.

             Divide the result by the Weighted Average Cost of Capital.

             For this purpose,

             'Adjusted Operating Earnings'  shall mean  the Company's  operating
        income   excluding   interest   income,   interest   expense,   and  all
        non-recurring items, as reported on the Company's financial statements.

             'Effective Tax Rate' shall mean the Company's current tax expense divided by earnings before tax expense, as reported on the Company's financial statements.

             'Fixed  Capital  Investment'  shall  mean  the  Company's   capital
        expenditures less depreciation expense, as reported on the Company's financial statements.

             'Weighted Average Cost of Capital' shall mean the rate determined by adding the Weighted Average Cost of Equity and the Weighted Average Cost of Debt. 'Weighted Average Cost of Equity' shall be determined using the following formula: (Rf + (Rm -Rf)) x (1.00 - Total Debt to Capital Ratio). 'Weighted Average Cost of Debt' shall be determined using the following formula: Total Debt to Capital Ratio x Total Cost of Debt. For purpose of these calculations:

           Rf (risk free rate) = the rate on 30 Year Treasury bills

           Rm (market risk premium) = 6%

          'b' (risk premium) = the 'b' for the Company as reported by Bloomberg.

           'Total Cost of Debt' = weighted average cost of long-term and short-term debt.

           'Working Capital Investment' shall mean current assets minus current liabilities (other than short-term debt), as reported on the Company's financial statements.

                                     APP-1

     5. 'Return on Assets' shall mean, as of the end of any year, a percentage obtained by dividing Net Earnings by the Company's total assets (as reported on the Company's balance sheet) and multiplying the result by 100.

     6. 'Cost of Goods Sold' shall mean, as of the end of any year the cost of goods sold plus applicable depreciation and amortization as reported on the Company's financial statements.

     7. 'Average Delinquent Days' shall mean the excess (if any) of Days Sales Outstanding over Best Possible Days Sales Outstanding. For this purpose,

          'Best Possible Days Sales Outstanding' shall mean as of the first day of any month the amount of credit sales which are current (i.e., not delinquent under the terms of a contract or purchase order) for the immediately preceding three month period multiplied by 90, divided by the total sales for the immediately preceding three month period.

          'Days Sales Outstanding' shall mean as of the first day of any month the average amount of credit sales for the immediately preceding three month period multiplied by 90, divided by the total sales for the immediately preceding three month period.

     8. 'Cash Flow from Operations' shall mean, as of the end of any year, Net Earnings before depreciation and other non-cash charges, adjusted by the change from the last day of the previous year in the Company's aggregate current assets and current liabilities.

     9. 'Current Ratio' shall mean, as of the end of any year, the Company's current assets divided by its current liabilities (each of which is reported on the Company's financial statements).

     10. 'Dividend Yield' shall mean, as of the end of any year, the percentage of Net Earnings paid to shareholders in cash or stock in that year.

     11. 'EBIT' shall mean, as of the end of any year, Net Earnings before interest and tax expenses.

     12. 'EBIT Margin' a percentage determined by dividing EBIT by Net Sales and multiplying by 100.

     13. 'EBITDA' shall mean, as of the end of any year, Net Earnings before interest, tax, depreciation and amortization expenses.

     14. 'EBITDA Margin' a percentage determined by dividing EBITDA by Net Sales and multiplying by 100.

     15. 'Firm Value' shall mean as of any date, the sum of total shareholders' equity plus long and short-term debt (as reported on the Company's financial statements).

     16. 'Gross Profit' shall mean, as of the end of any year, Net Sales minus Cost of Goods Sold.

     17. 'Gross Profit Margin' shall mean, as of any date, a percentage determined by dividing Gross Profit by Net Sales and multiplying by 100.

     18. 'Inventory Turnover' shall mean, as of the end of any year, Cost of Goods Sold divided by the average monthly inventory during that year.

     19. 'Long-Term Debt to Total Capital Ratio' shall mean, as of any date, a number determined by dividing the sum of the Company's outstanding long-term debt by the sum of total shareholders' equity and the Company's outstanding short-term and long-term debt.

     20. 'Net Earnings' shall mean, as of the end of any year, the Company's net income as reported on the Company's financial statements, determined before taking into account any nonrecurring items.

                                     APP-2

     21. 'Net Earnings Margin' shall mean Net Earnings divided by Net Sales, and multiplying by 100.

     22. 'Net Sales' shall mean, as of any date, net sales as reported on the Company's financial statements.

     23. 'Operating Costs' shall mean, as of any year, the operating expenses from any business or business unit, as reported on the Company's financial statements, after being adjusted for the effects of foreign currency exchange fluctuations at the exchange rates used by the Company for purposes of forecasting financial results.

     24. 'Operating Earnings' shall mean the operating income from any business or business unit, as reported on the Company's financial statements, after being adjusted for the effects of foreign currency exchange fluctuations at the exchange rates used by the Company for purposes of forecasting financial results but determined before taking into account any nonrecurring items.

     25. 'Operating Earnings Margin' shall mean, as of any date, a percentage determined by dividing Operating Earnings by Net Sales, and multiplying by 100.

     26. 'Price/Book Ratio' shall mean, as of any date, a number determined by dividing the Stock Price by 'book value', where book value is the amount of total shareholder's equity divided by the total number of issued and outstanding shares.

     27. 'Price/Earnings Ratio' shall mean, as of any date, a number determined by dividing the Stock Price by Earnings Per Share.

     28. 'Productivity' shall mean Total Costs divided by total pounds of goods sold to entities other than the Company and its subsidiaries and affiliates.

     29. 'Return on Capital Employed' shall mean, as of the end of any year, a percentage determined by dividing the sum of the Company's Operating Earnings of the Company (determined without regard to interest income) and after-tax interest expense by 'Net Assets' and multiplying the result by 100. For this purpose, 'Net Assets' shall mean the Company's total assets (as reported on the Company's balance sheet) less non-interest bearing current liabilities.

     30. 'Stock Price' shall mean, as of any date, the closing price for the Common Stock as listed on the New York Stock Exchange Composite Transactions Tape on the applicable valuation date or, if no Common Stock has traded on such day, the closing price on the next preceding day on which Common Stock has traded.

     31. 'Total Costs' shall mean the sum of the Company's Operating Costs (excluding interest and tax expenses) and administrative expenses (after such expenses have been adjusted for the effects of foreign currency exchange fluctuations at the exchange rates used by Witco for purposes of forecasting financial results).

     32. 'Total Debt/Total Capital Ratio' shall mean, as of any date, a number determined by dividing the sum of the Company's outstanding long-term and short-term debt by the sum of total shareholders' equity and the Company's outstanding long-term and short-term debt.

     33. 'Total Shareholder Return' shall mean, for any period, the excess (if any) of the Stock Price on the last day of the period and the amount of dividends paid to investors by the Company during the period (valued as if such dividends had been reinvested in the Company by all investors as of the date paid) less the sum of the Stock Price on the first day of the period.

                                     APP-3

                               WITCO CORPORATION
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
                FOR THE ANNUAL MEETING TO BE HELD APRIL 24, 1996
P
R The undersigned hereby appoints Michael D. Fullwood, William E. Mahoney, O Dustan E. McCoy and William R. Toller, or any one of them, as Proxies, X each with the power to appoint his substitute, and hereby authorizes them Y to represent and to vote all the shares of WITCO CORPORATION held of record by the undersigned on March 14, 1996, with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, APRIL 24, 1996 at 2:00 P.M., at Witco Corporation, One American Lane, Third Floor, Greenwich, Connecticut, and at any adjournments thereof.

       This proxy when properly executed will be voted as specified herein. If no specification is made, it is the intention of the proxies to vote FOR proposals 1, 2, 3 and 4 and AGAINST proposal 5.

                   Harry G. Hohn, Dan J. Samuel and Bruce F. Wesson

       Please sign the reverse side of this proxy and return it promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

                                                                     SEE REVERSE
                                                                         SIDE
 ------------------------------------------------------------------------------

                                 FOLD AND DETACH HERE

       [LOGO]
                                                       WITCO CORPORATION
                                                       One American Lane
                                                       Greenwich, CT 06831-2559

                                                       WILLIAM R. TOLLER
                                                       Chairman of the Board
                                                       Chief Executive Officer

March 25, 1996

To the Shareholders of Witco Corporation:

The 1996 Annual Meeting of Shareholders of Witco Corporation will take place on Wednesday, April 24, 1996, beginning at 2:00 p.m. Eastern Daylight Savings Time in the offices of Witco Corporation, One American Lane, Greenwich, Connecticut on the 3rd floor. See the reverse side of this letter for a map to Witco's World Headquarters in Greenwich, Connecticut. The matters to be taken up at the meeting are described in the enclosed proxy statement.

Your vote and participation in the Annual Meeting of Shareholders is important. Whether you plan attend the meeting or not, please review carefully the enclosed proxy statement, complete the form of proxy on the reverse side, and return the form promptly in the envelope provided.

If you do plan to attend the meeting, we look forward to seeing you at the meeting.

Sincerely,

W.R. TOLLER

Chairman

-------------------------------------------------------------------------------

[X] Please mark your                                                   0581
    votes as in this
    example.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors and FOR proposals 2, 3, and 4 and AGAINST proposal 5.
-------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR proposals 1, 2, 3, and 4 and AGAINST proposal 5.
-------------------------------------------------------------------------------

-----------------------------------
                                                               FOR    WITHHELD
To vote for all items AS RECOMMENDED            1. Election of [ ]       [ ]
BY THE BOARD OF DIRECTORS,               [ ]       Directors
mark this box, sign, date and return this          (see reverse)
proxy. (NO ADDITIONAL VOTE IS
NECESSARY.)                                      For all nominees, except those
-----------------------------------              entered below.

                                                 ------------------------------

-------------------------------------------------------------------------------
                                                         FOR   AGAINST   ABSTAIN
2. To approve the adoption of the Witco Corporation      [ ]      [ ]      [ ]
   Long Term Incentive Plan.

3. To approve the amendment of the 1995 Stock Option     [ ]      [ ]      [ ]
   Plan for Employees of Witco Corporation and its Subsidiaries.

4. To ratify the appointment of Ernst & Young LLP        [ ]      [ ]      [ ]
   as the Company's independent auditors for 1996; and

5. To consider and act upon a shareholder proposal       [ ]      [ ]      [ ]
   requesting diversity on the Board of Directors.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   SIGNATURE(S)                                                  DATE
-------------------------------------------------------------------------------
                         FOLD AND DETACH HERE


[AREA MAP]

DIRECTIONS TO WITCO

I-684 to Exit 2
  'Westchester Airport'
East to traffic light
Left onto Rte. 120 North
9/10ths of a mile to traffic light and Witco sign
Right at light onto American Lane

MAJOR THOROUGHFARES

I-287
I-87
Major Deegan Expressway (becomes I-87)
Hutchinson River Parkway
Merritt Parkway
Tappan Zee Bridge

FOR ADDITIONAL INSTRUCTIONS

Call - (203) 552-2000



                              STATEMENT OF DIFFERENCES
                              ------------------------

         The registered trademark symbol shall be expressed as  'r'
         The Greek b (Beta) shall be expressed as               'b'